LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2001

Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio
Kemper Horizon 5 Portfolio

KEMPER HORIZON FUND

 "Value stocks outpaced growth stocks across the globe between July and January by a wide margin."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
TERMS TO KNOW
10
STATISTICS FOR 20+ PORTFOLIO
LARGEST HOLDINGS
11
STATISTICS FOR 10+ PORTFOLIO
LARGEST HOLDINGS
12
STATISTICS FOR 5 PORTFOLIO
LARGEST HOLDINGS
14
PORTFOLIO OF INVESTMENTS
42
FINANCIAL STATEMENTS
45
FINANCIAL HIGHLIGHTS
52
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER HORIZON FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNADJUSTED FOR ANY SALES  CHARGE)

                             CLASS A   CLASS B   CLASS C
 ............................................................
    KEMPER HORIZON 20+       -1.08%    -1.59%    -1.51%
 ............................................................
    KEMPER HORIZON 10+        0.48%     0.19%     0.01%
 ............................................................
    KEMPER HORIZON 5          2.28%     1.80%     1.90%
 ............................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT, AS WELL AS THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

 NET ASSET VALUE

                                      AS OF     AS OF
                                     1/31/01   7/31/00
 ..........................................................
    KEMPER HORIZON 20+ CLASS A        $10.98    $12.25
 ..........................................................
    KEMPER HORIZON 20+ CLASS B        $10.67    $11.97
 ..........................................................
    KEMPER HORIZON 20+ CLASS C        $10.63    $11.92
 ..........................................................
    KEMPER HORIZON 10+ CLASS A        $10.30    $11.22
 ..........................................................
    KEMPER HORIZON 10+ CLASS B        $10.31    $11.21
 ..........................................................
    KEMPER HORIZON 10+ CLASS C        $10.26    $11.17
 ..........................................................
    KEMPER HORIZON 5 CLASS A          $10.27    $10.60
 ..........................................................
    KEMPER HORIZON 5 CLASS B          $10.25    $10.59
 ..........................................................
    KEMPER HORIZON 5 CLASS C          $10.26    $10.58
 ..........................................................

 KEMPER HORIZON FUND RANKINGS
 AS OF 1/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CATEGORIES*

                         CLASS A    CLASS B    CLASS C
 ...........................................................
    KEMPER HORIZON 20+
    1-YEAR
                         #216 of    #225 of    #229 of
                        246 funds  246 funds  246 funds
 ...........................................................
    3-YEAR
                         #182 of    #183 of    #184 of
                        185 funds  185 funds  185 funds
 ...........................................................
    5-YEAR
                         #121 of    #130 of    #131 of
                        134 funds  134 funds  134 funds
 ...........................................................
    KEMPER HORIZON 10+
    1-YEAR
                         #416 of    #427 of    #432 of
                        475 funds  475 funds  475 funds
 ...........................................................
    3-YEAR
                         #343 of    #360 of    #361 of
                        384 funds  384 funds  384 funds
 ...........................................................
    5-YEAR
                         #245 of    #254 of    #256 of
                        264 funds  264 funds  264 funds
 ...........................................................
    KEMPER HORIZON 5
    1-YEAR
                        #76 of 86  #81 of 86  #80 of 86
                          funds      funds      funds
 ...........................................................
    3-YEAR
                        #65 of 78  #71 of 78  #72 of 78
                          funds      funds      funds
 ...........................................................
    5-YEAR
                        #26 of 34  #28 of 34  #29 of 34
                          funds      funds      funds
 ...........................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. THE PORTFOLIOS ARE COMPARED WITH THEIR RESPECTIVE LIPPER CATEGORIES AS FOLLOWS: KEMPER HORIZON 20+, FLEXIBLE PORTFOLIO; KEMPER HORIZON 10+, BALANCED PORTFOLIO; AND KEMPER HORIZON 5, INCOME PORTFOLIO.


 DIVIDEND REVIEW

 DURING THE PERIOD ENDED JANUARY 31, 2001, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                                  LONG-   SHORT-
                                                  TERM     TERM
                           INCOME DIVIDEND       CAPITAL  CAPITAL
                      CLASS A  CLASS B  CLASS C   GAIN     GAIN
 .................................................................
    KEMPER HORIZON
    20+ PORTFOLIO     $0.0250    n/a      n/a    $0.5100  $0.5320
 .................................................................
    KEMPER HORIZON
    10+ PORTFOLIO     $0.0810  $0.0310  $0.0220  $0.0650  $0.7800
 .................................................................
    KEMPER HORIZON 5
    PORTFOLIO         $0.1520  $0.1135  $0.1034  $0.1750  $0.2250
 .................................................................

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably late last year, and the next few months are likely to be a white-knuckle ride as a result. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board were standing on the sidelines. Fortunately, that's not the case. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes the Fed will cut rates as much as necessary to keep the economy from slipping into recession. That will very likely include, but not be limited to, another rate cut at the Fed's next meeting on March 20. In addition, stimulative fiscal policy has become close to a certainty. President Bush is pushing his tax cut program. Congress will quibble and fight over the details, but the Democratic leadership has come out publicly for lower taxes. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January 25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks 2001 presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investment has soared from under 10 percent of the economy to 15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (2/28/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.10                   5.80                   6.50                   5.00
Prime rate (2)                                  8.50                   9.50                   8.75                   7.75
Inflation rate (3)*                             3.70                   3.60                   2.80                   1.70
The U.S. dollar (4)                             6.40                   5.10                   2.30                  -1.70
Capital goods orders (5)*                       1.90                  13.20                  11.40                   8.70
Industrial production (5)*                      2.40                   5.70                   5.70                   3.00
Employment growth (6)                           1.40                   1.90                   2.00                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 1/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent in the middle of last year to about 5 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to

ECONOMIC OVERVIEW

come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from just under 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc. Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF MARCH 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[TYMOCZKO PHOTO]

LEAD PORTFOLIO MANAGER ROBERT TYMOCZKO IS A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. AND A MEMBER OF THE FIRM'S QUANTITATIVE GROUP. PORTFOLIO MANAGER SHAHRAM TAJBAKHSH, A SPECIALIST IN BOTH DOMESTIC AND INTERNATIONAL QUANTITATIVE RESEARCH, CONTRIBUTES EIGHT YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.



WE BOUGHT SHARES OF COMPANIES THAT HAD HIGHER
EARNINGS GROWTH RATES THAN THOSE IN OUR COMPOSITE
BENCHMARK DURING THE SIX MONTHS ENDED JANUARY 31.
THESE FACTORS WERE REWARDED IN A MARKETPLACE THAT
TENDED TO FAVOR VALUE STOCKS.

Q     HOW DID THE KEMPER HORIZON FUND PORTFOLIOS PERFORM BETWEEN JULY 31, 2000,
AND JANUARY 31, 2001?
A     Each portfolio's absolute returns were weak but in line with the performance of each portfolio's unmanaged composite benchmark. For the six months ended January 31, 2001, Kemper Horizon 5 returned 2.28 percent; Kemper Horizon 10+ rose 0.48 percent and Kemper Horizon 20+ fell 1.08 percent (all returns are for Class A shares, unadjusted for sales charges).

Q     TO WHAT DO YOU ATTRIBUTE THE PORTFOLIOS' RESULTS?

A     Value stocks outpaced growth stocks across the globe between July and
January by a wide margin. International stock returns were generally negative. However, short-term fixed-income securities provided balance and added to total return during the period. As part of the fund's long-term investment philosophy, we remained diversified across multiple asset classes rather than bet on the market's short-term direction. In a challenging market, the fund's diversification and disciplined investment process helped reduce volatility to a level that was much less than a portfolio of domestic stocks.

  The fund's valuation discipline helped us during the six months ended January 31, 2001. Our domestic stock holdings had a lower-than-average price/earnings ratio (P/E) compared with the portfolio's equity benchmarks (an unmanaged blend of 70 percent Russell 1000 Index stocks and 30 percent Russell 2000 Index stocks). When picking stocks, we conduct quantitative analysis to evaluate several factors, including a company's price-to-earnings and price-to-book ratios, earnings-per-share growth rates and earnings predictability. Historically, these parameters have been effective indicators of a stock's capital appreciation potential.

  During the fiscal period, the stocks of companies we held had higher realized earnings growth rates than those in our composite benchmark. These stocks were also priced at a discount relative to those in the benchmark. Both of these factors were rewarded in a marketplace that tended to favor value stocks.

Q     WILL YOU EXPLAIN THE DIFFERENCE IN PERFORMANCE AMONG KEMPER HORIZON 5,
KEMPER HORIZON 10+ AND KEMPER HORIZON 20+ FOR FISCAL 2000?

A     By maintaining a 60 percent weighting in shorter-term fixed-income securities, Kemper

           PORTFOLIO EQUITY CHARACTERISTICS                 FOR KEMPER       FOR THE COMPOSITE
               BASED ON MONTHLY AVERAGES                  HORIZON FUND:         BENCHMARK:
    PRICE-TO-EARNINGS RATIO                              21.22                     25.15
 ..................................................................................................
    EARNINGS-PER-SHARE GROWTH RATE (LAST 12 MONTHS)      19.17%                    18.43%
 ..................................................................................................

SOURCE: ZURICH SCUDDER INVESTMENTS, INC. EARNINGS GROWTH RATES ARE REALIZED AS OF 1/31/01, ARE SUBJECT TO FREQUENT CHANGE AND MAY NOT COME TO PASS.

PERFORMANCE UPDATE

                                                                                                          TOTAL RETURN %
                 INDEX                                          BENCHMARK FOR:                           (7/31/00-1/31/01)
    RUSSELL 1000(R) GROWTH               LARGE-CAP GROWTH STOCKS                                              -16.97%
 ..............................................................................................................................
    RUSSELL 1000(R) VALUE                LARGE-CAP VALUE STOCKS                                                10.79
 ..............................................................................................................................
    RUSSELL 2000(R) GROWTH               SMALL-CAP GROWTH STOCKS                                               -9.40
 ..............................................................................................................................
    RUSSELL 2000(R) VALUE                SMALL-CAP VALUE STOCKS                                                15.40
 ..............................................................................................................................
    MSCI EAFE INDEX                      INTERNATIONAL STOCKS IN DEVELOPED MARKETS                             -6.47
 ..............................................................................................................................
    MERRILL LYNCH 1-3 YEAR TREASURY      SHORT-TERM BONDS                                                       5.51
 ..............................................................................................................................

SOURCE: LIPPER, INC. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INDICES ARE UNMANAGED POOLS OF ASSETS THAT ARE NOT AVAILABLE FOR DIRECT INVESTMENT AND DO NOT REPRESENT THE PERFORMANCE OF ANY KEMPER FUND.

Horizon 5 was in a good position to provide a positive return amid a weak and volatile domestic equity market. During the six-month period ended January 31, 2001, the Federal Reserve Board cut the federal funds rate -- the rate banks charge each other for overnight loans -- to 5.5 percent as the U.S. economy slowed.

  Since July 2000, Kemper Horizon 10+ has maintained a 40 percent weighting in a basket of shorter-term fixed-income securities, while Kemper Horizon 20+ had a 20 percent fixed-income weighting. Because it had the highest exposure to a broad mix of domestic and international equities of the three portfolios, the results of Kemper Horizon 20+ were the lowest for the fiscal period.

Q     GIVEN THESE DYNAMIC MARKET CONDITIONS, WHAT STRATEGY DID YOU EMPLOY TO
KEEP THE FUND'S PORTFOLIO COMPOSITION IN LINE WITH ITS UNMANAGED BENCHMARK?

A     By not attempting to guess that one asset class would outperform another, we avoided much of the volatility associated with this past autumn's technology-sector collapse. We attempted to derive the fund's returns from a relatively steady asset-allocation mix. At the same time, we adjusted the mix slightly so that each portfolio's composition remained in line with its respective composite benchmark. This attempt to reduce so-called tracking errors is a portfolio management technique that is often employed by institutional investors.

Q     HOW DID SOME OF THE SECTORS IN WHICH YOU INVESTED HELP OR HURT
PERFORMANCE?

A     Our limited exposure to technology stocks, particularly telecom stocks, helped performance, as did our relatively strong exposure to utilities and consumer staples as well as the robust health care sector. We saw strong returns from utility and health care stocks in the second half of calendar year 2000. We attribute this to investors' desire to own more defensive stocks. The portfolios' underweight position in financial stocks was a mild negative during the six months ended January 31. Financial stocks generally rose as interest rates dropped and the fixed-income yield curve shifted from an inverted position to being positively sloped.

Q     WHAT WERE CONDITIONS LIKE IN THE INTERNATIONAL STOCK MARKET DURING THE SIX
MONTHS ENDED JANUARY 31, 2001, AND HOW WAS THE FUND AFFECTED?

A     The international stock portion of the portfolios delivered returns that were fairly consistent with the benchmark MSCI EAFE Index. This had a negative impact on our performance. Overall, international value stocks delivered better performance than international growth stocks over the six-month period. Selected, relatively defensive markets such as Switzerland provided positive returns. Europe generally outperformed Japan as Japan's economic weakness showed little sign of near-term improvement. We believe that in the coming months, selected international markets may outperform the United States, as growth overseas begins to outpace that of the domestic economy.

Q     EACH OF THE KEMPER HORIZON FUND PORTFOLIOS ALSO INVESTS IN FIXED-INCOME
SECURITIES WITH AN AVERAGE MATURITY OF LESS THAN THREE YEARS. HOW DID THIS PART CONTRIBUTE TO THE FUND'S RESULTS?

A     For most of the fiscal period ended January 31, 2001, U.S. Treasuries outperformed stocks as well as most non-U.S. bonds. The fixed-income component of the portfolios always consists of the highest quality domestic securities available. This includes U.S. Treasuries and federal agency issues. The objective is to provide income and relative stability. We strive to keep the average duration on the shorter side -- between one year and three years. The shorter the

PERFORMANCE UPDATE

duration, the less impact changes in interest rates will have on the fund's bond component. Currently, the average duration is about one and three-quarter years.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKETS FOR THE MONTHS AHEAD?

A     While we believe that international stocks have the potential to be the dominant-performing asset category over the next few months, we aren't putting all of our eggs in that basket. We are mindful of the fact that many Horizon Fund investors use the fund as a vehicle for their retirement nest eggs, and we will continue to structure the portfolios in ways that we believe can provide the potential for attractive risk-adjusted results. We are optimistic that the fund's disciplines should serve the three portfolios well in a slowing U.S. economy.

TERMS TO KNOW

CAPITALIZATION/MARKET CAPITALIZATION A measure of the current market value of a company's publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

CYCLICAL COMPANY A business whose operations have a high degree of economic sensitivity. At the start of an economic expansion, cyclical stocks may rise quickly; as an economy slows, stocks of cyclical companies may fall quickly. Cyclical stocks include industrial machinery, basic materials, automobiles, construction and certain retailers.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. The federal funds rate is often considered the most sensitive indicator of the direction of interest rates.

GROWTH COMPANY A company enjoying a strong, long-term expansion of sales or market share. Stocks of growth companies generally trade at prices based on a multiple of the company's projected future growth in sales, cash flow or earnings rather than its historical record of earnings or measures of value such as dividend yield.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically, an inverted yield curve has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

TRACKING ERROR A measure of the degree to which a portfolio's asset-allocation strategy and performance deviate from the composition and performance of an unmanaged benchmark index or composite of unmanaged indices.

STATISTICS FOR 20+ PORTFOLIO

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 20+ PORTFOLIO            ON 1/31/01         ON 7/31/00
    DOMESTIC STOCKS                            55.5%              55.3%
 ..............................................................................
    FOREIGN STOCKS                             24.7               23.6
 ..............................................................................
    U.S. TREASURY BONDS                        18.7               20.1
 ..............................................................................
    CASH AND EQUIVALENTS                        1.1                1.0
------------------------------------------------------------------------------
                                                100%               100%

[PIE CHART] [PIE CHART]

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 5.6 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 2001

HOLDING                       SECTOR                    PERCENT
GENERAL ELECTRIC              Manufacturing              1.6%
---------------------------------------------------------------
CITIGROUP                     Financial                  1.0%
---------------------------------------------------------------
CISCO SYSTEMS                 Technology                 1.0%
---------------------------------------------------------------
EXXON MOBIL                   Energy                     1.0%
---------------------------------------------------------------
PFIZER                        Health                     1.0%
---------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

STATISTICS FOR 10+ PORTFOLIO

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 10+ PORTFOLIO            ON 1/31/01         ON 7/31/00
    DOMESTIC STOCKS                            42.6%              41.3%
 ..............................................................................
    FOREIGN STOCKS                             17.9               17.0
 ..............................................................................
    U.S. TREASURY BONDS                        38.4               40.2
 ..............................................................................
    CASH AND EQUIVALENTS                        1.1                1.5
------------------------------------------------------------------------------
                                                100%               100%

[PIE CHART] [PIE CHART]

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 4.0 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 2001

HOLDING                       SECTOR                    PERCENT
GENERAL ELECTRIC              Manufacturing              1.1%
---------------------------------------------------------------
CISCO SYSTEMS                 Technology                 0.8%
---------------------------------------------------------------
IBM                           Technology                 0.7%
---------------------------------------------------------------
INTEL                         Technology                 0.7%
---------------------------------------------------------------
CITIGROUP                     Financial                  0.7%
---------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

STATISTICS FOR 5 PORTFOLIO

PORTFOLIO COMPOSITION*

    KEMPER HORIZON 5 PORTFOLIO              ON 1/31/01         ON 7/31/00
    DOMESTIC STOCKS                            27.7%              26.7%
 ..............................................................................
    FOREIGN STOCKS                             12.9               11.7
 ..............................................................................
    U.S. TREASURY BONDS                        58.3               59.2
 ..............................................................................
    CASH AND EQUIVALENTS                        1.1                2.4
------------------------------------------------------------------------------
                                                100%               100%

[PIE CHART] [PIE CHART]

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*

REPRESENTING 2.8 PERCENT OF TOTAL NET ASSETS ON JANUARY 31, 2001

HOLDING                       SECTOR                    PERCENT
GENERAL ELECTRIC              Manufacturing              0.8%
---------------------------------------------------------------
CISCO SYSTEMS                 Technology                 0.5%
---------------------------------------------------------------
CITIGROUP                     Financial                  0.5%
---------------------------------------------------------------
BP AMOCO                      Energy                     0.5%
---------------------------------------------------------------
PFIZER                        Health                     0.5%
---------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

                           [INTENTIONALLY LEFT BLANK]

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 20+, 10+ AND 5
Portfolio of Investments at January 31, 2001

                                                                                              HORIZON 20+ PORTFOLIO
    REPURCHASE AGREEMENTS--1.1%,                                                           PRINCIPAL
              1.1% AND 1.1%                               SECURITY NAME                      AMOUNT            VALUE
                                          State Street Bank and Trust Company, 5.63%,
                                          to be repurchased at $897,140, $971,152 and
                                          $603,904 on 02/01/2001**
                                          (Cost $897,000, $971,000 and $603,000)           $ 897,000        $   897,000
                                          -----------------------------------------------------------------------------
    U. S. TREASURY AND AGENCIES OBLIGATIONS--18.7%, 38.4% AND 58.3%

    U.S. TREASURY SECURITIES--14.5%,
    32.3% AND 45.7%
                                          US Treasury Bond, 5.625%, 11/30/2002               400,000            406,312
                                          U.S. Treasury Note:
                                          6.125%, 12/31/2001                                      --                 --
                                          6.25%, 02/28/2002                                2,670,000          2,711,305
                                          6.25%, 02/15/2003                                2,470,000          2,542,544
                                          6.5%, 05/31/2001                                   320,000            321,501
                                          6.625%, 07/31/2001                               2,385,000          2,405,487
                                          7.875%, 11/15/2004                               1,606,000          1,769,362
                                          8%, 05/15/2001                                   2,200,000          2,218,216
                                          -----------------------------------------------------------------------------
                                          TOTAL
                                          (Cost $12,400,178, $27,862,823, $24,447,896)                       12,374,727
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    U.S. AGENCY SECURITIES--4.2%, 6.1%
    AND 12.6%
                                          Federal Home Loan Mortgage Corp.
                                          6.5%, 10/17/2014                                    89,389             89,278
                                          Federal National Mortgage Association,
                                          7%, 07/15/2005                                   3,050,000          3,244,438
                                          Government National Mortgage Association,
                                          6.5%, 03/16/2014                                   287,831            287,560
                                          -----------------------------------------------------------------------------
                                          TOTAL
                                          (Cost $3,472,127, $4,985,880, $6,449,181)                           3,621,276
                                          -----------------------------------------------------------------------------
                                          TOTAL U.S. TREASURY AND AGENCIES OBLIGATIONS
                                          (Cost $15,872,305, $32,848,703, $30,897,077)                       15,996,003
                                          -----------------------------------------------------------------------------
                                                                                             NUMBER
    COMMON STOCKS--80.0%, 60.4% AND 40.5%                                                  OF SHARES

    CONSUMER DISCRETIONARY--6.6%, 5.2%
    AND 3.5%
    APPAREL & SHOES--0.7%,
      0.4% AND 0.3%
                                          Abercrombie & Fitch Co. "A"*                         2,600             77,506
                                          Jones Apparel Group, Inc.*                           4,922            196,830
                                          Payless ShoeSource, Inc.*                            1,800            129,060
                                          Reebok International Ltd.*                           6,600            179,784
                                          The Children's Place Retail Stores, Inc.*            1,400             33,338
                                          -----------------------------------------------------------------------------
                                                                                                                616,518

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             PRINCIPAL                                                PRINCIPAL
               AMOUNT                 VALUE                             AMOUNT                 VALUE
             $ 971,000             $   971,000                        $ 603,000             $   603,000
--------------------------------------------------------------------------------------------------------------------


               855,000                 868,492                          755,000                 766,914
                    --                      --                        5,945,000               6,015,567
             8,155,000               8,281,158                               --                      --
             4,940,000               5,085,088                               --                      --
                    --                      --                        3,485,000               3,501,344
             2,207,000               2,225,958                        5,850,000               5,900,252
             4,168,000               4,591,969                        6,025,000               6,637,863
             6,465,000               6,518,530                        1,540,000               1,552,751
--------------------------------------------------------------------------------------------------------------------
                                    27,571,195                                               24,374,691
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

               176,491                 176,270                           94,824                  94,706
             4,150,000               4,414,562                        5,680,000               6,042,100
               597,803                 597,241                          590,422                 589,867
--------------------------------------------------------------------------------------------------------------------
                                     5,188,073                                                6,726,673
--------------------------------------------------------------------------------------------------------------------
                                    32,759,268                                               31,101,364
--------------------------------------------------------------------------------------------------------------------
               NUMBER                                                   NUMBER
             OF SHARES                                                OF SHARES

                 1,300                  38,753                              500                  14,905
                 4,918                 196,671                            1,605                  64,184
                    --                      --                              300                  21,510
                 4,000                 108,960                            1,700                  46,308
                   800                  19,050                              600                  14,287
--------------------------------------------------------------------------------------------------------------------
                                       363,434                                                  161,194

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    DEPARTMENT & CHAIN STORES--3.2%,
      2.6% AND 1.8%
                                          AnnTaylor Stores Corp.*                              4,100        $   120,335
                                          Best Buy Co., Inc.*                                  1,000             49,800
                                          Burlington Coat Factory Warehouse Corp.              9,100            180,362
                                          Charming Shoppes, Inc.*                             16,100            112,700
                                          Dillard's Inc.                                      12,000            182,880
                                          Home Depot, Inc.                                    11,000            530,200
                                          Kingfisher PLC                                      14,700             97,819
                                          Longs Drug Stores, Inc.                              4,800            117,696
                                          May Department Stores                                6,000            233,700
                                          Neiman Marcus Group, Inc.*                           5,700            221,958
                                          Pacific Sunwear of California, Inc.*                 3,600            126,000
                                          W.H. Smith Group PLC                                15,300            100,022
                                          Wal-Mart Stores, Inc.                               11,500            653,200
                                          -----------------------------------------------------------------------------
                                                                                                              2,726,672

    HOME FURNISHINGS--0.4%,
      0.4% AND 0.2%
                                          Furniture Brands International Inc.*                 7,900            202,240
                                          Linens 'n Things, Inc.*                              3,800            135,888
                                          -----------------------------------------------------------------------------
                                                                                                                338,128

    RECREATIONAL PRODUCTS--0.4%, 0.3%
      AND 0.2%
                                          Fairfield Communities, Inc.*                        16,500            241,890
                                          Nintendo Co., Ltd.                                     800            130,573
                                          -----------------------------------------------------------------------------
                                                                                                                372,463

    RESTAURANTS--0.3%,
      0.2% AND 0.2%
                                          Applebee's International, Inc.                       3,900            127,238
                                          Ryan's Family Steak Houses, Inc.*                   14,100            130,425
                                          -----------------------------------------------------------------------------
                                                                                                                257,663

    SPECIALTY RETAIL--1.0%,
      0.9% AND 0.5%
                                          AutoZone, Inc.*                                      4,900            127,547
                                          Avis Group Holdings, Inc.*                           3,400            111,418
                                          Central Garden & Pet Co.*                           10,500             87,938
                                          Family Dollar Stores Inc.                            6,100            150,975
                                          Michael Stores, Inc.*                                3,600            144,450
                                          New England Business Service, Inc.                   6,100            125,965
                                          Pier 1 Imports, Inc.                                 7,600             84,436
                                          The Finish Line, Inc. "A"*                           3,600             24,750
                                          Trans World Entertainment Corp.*                     2,400             22,350
                                          -----------------------------------------------------------------------------
                                                                                                                879,829

    MISCELLANEOUS--0.6%,
      0.4% AND 0.3%
                                          Amer Group Ltd.                                      4,800            116,569
                                          British American Tobacco p.l.c.                     14,400            103,826
                                          Kanebo, Ltd.*                                       38,000             89,116
                                          Koninklijke (Royal) Philips Electronics N.V.         4,299            166,080
                                          -----------------------------------------------------------------------------
                                                                                                                475,591
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.2%,
    2.6% AND 2%
    ALCOHOL & TOBACCO--0.7%, 0.3% AND
      0.4%
                                          Imperial Tobacco Group PLC                           5,800             55,136
                                          Philip Morris Companies, Inc.                        1,650             72,600
                                          SEITA*                                               2,600            109,284
                                          UST, Inc.                                            6,300            160,650
                                          Universal Corp.                                      5,400            170,100
                                          -----------------------------------------------------------------------------
                                                                                                                567,770

    CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--0.4%,
      0.3% AND 0.2%
                                          Sanyo Electric Co., Ltd.                            19,000            156,035
                                          Sony Corp.                                           2,800            203,247
                                          -----------------------------------------------------------------------------
                                                                                                                359,282

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 3,300             $    96,855                            1,300             $    38,155
                   600                  29,880                              300                  14,940
                 6,900                 136,758                            3,400                  67,388
                10,500                  73,500                            5,300                  37,100
                 9,000                 137,160                            4,000                  60,960
                 9,900                 477,180                            3,650                 175,930
                15,300                 101,812                            3,200                  21,294
                 7,800                 191,256                            1,000                  24,520
                 6,000                 233,700                            2,750                 107,113
                 5,000                 194,700                            1,900                  73,986
                 2,300                  80,500                            1,000                  35,000
                    --                      --                            6,400                  41,839
                 9,100                 516,880                            4,200                 238,560
--------------------------------------------------------------------------------------------------------------------
                                     2,270,181                                                  936,785

                 9,600                 245,760                            3,900                  99,840
                 1,700                  60,792                              900                  32,184
--------------------------------------------------------------------------------------------------------------------
                                       306,552                                                  132,024

                12,900                 189,114                            5,400                  79,164
                   500                  81,608                              300                  48,965
--------------------------------------------------------------------------------------------------------------------
                                       270,722                                                  128,129

                 2,300                  75,037                            1,300                  42,413
                10,300                  95,275                            4,100                  37,925
--------------------------------------------------------------------------------------------------------------------
                                       170,312                                                   80,338

                 4,200                 109,326                            2,000                  52,060
                 2,900                  95,033                            1,100                  36,047
                 8,700                  72,863                            3,300                  27,637
                 6,900                 170,775                            2,200                  54,450
                 2,800                 112,350                            1,000                  40,125
                 4,900                 101,185                            2,000                  41,300
                 4,400                  48,884                            2,400                  26,664
                 3,900                  26,812                              700                   4,813
                 1,100                  10,244                              700                   6,519
--------------------------------------------------------------------------------------------------------------------
                                       747,472                                                  289,615

                 4,200                 101,998                            1,400                  33,999
                    --                      --                            5,200                  37,493
                32,000                  75,045                           13,000                  30,487
                 4,268                 164,883                            1,397                  53,962
--------------------------------------------------------------------------------------------------------------------
                                       341,926                                                  155,941
--------------------------------------------------------------------------------------------------------------------

                 2,000                  19,012                            3,900                  37,074
                 1,350                  59,400                              950                  41,800
                    --                      --                            1,400                  58,845
                 1,700                  43,350                              700                  17,850
                 5,700                 179,550                            1,600                  50,400
--------------------------------------------------------------------------------------------------------------------
                                       301,312                                                  205,969

                13,000                 106,761                            4,000                  32,849
                 2,400                 174,212                            1,000                  72,588
--------------------------------------------------------------------------------------------------------------------
                                       280,973                                                  105,437

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    CONSUMER SPECIALTIES--0.3%, 0.3%
      AND 0.2%
                                          American Greeting Corp., "A"                         9,900        $   124,245
                                          Duane Reade, Inc.*                                   5,600            183,680
                                          -----------------------------------------------------------------------------
                                                                                                                307,925

    FARMING--0.0%,
      0.0% AND 0.0%
                                          Syngenta AG*                                           384             23,176
                                          -----------------------------------------------------------------------------

    FOOD & BEVERAGE--1.9%,
      0.9% AND 0.8%
                                          Coca-Cola Co.                                        9,300            539,400
                                          Dean Foods Co.                                       3,100            107,229
                                          Farmer Brothers Co.                                    500            102,500
                                          Michael Foods, Inc.                                  6,600            194,288
                                          SUPERVALU, Inc.                                      9,400            125,960
                                          Seaboard Corp.                                         700            117,600
                                          Smithfield Foods, Inc.*                              5,800            174,000
                                          Suiza Foods Corp.*                                   2,100             96,516
                                          Tesco, plc                                          41,600            146,624
                                          -----------------------------------------------------------------------------
                                                                                                              1,604,117

    PACKAGE GOODS/ COSMETICS--0.5%,
      0.3% AND 0.2%
                                          Gillette Co.                                         2,100             66,402
                                          Procter & Gamble Co.                                 5,000            359,200
                                          -----------------------------------------------------------------------------
                                                                                                                425,602

    TEXTILES--0.4%, 0.5% AND 0.2%
                                          VF Corp.                                             9,000            313,740
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--9.8%, 6.9% AND 4.7%
    BIOTECHNOLOGY--1.4%,
      1.1% AND 0.7%
                                          Amgen, Inc.*                                         3,400            239,063
                                          Bio-Rad Laboratories, Inc., "A"*                     4,100            170,970
                                          Biogen, Inc.*                                        1,800            116,100
                                          CV Therapeutics, Inc.*                               1,800             73,688
                                          Cell Genesys, Inc.*                                  3,800             76,475
                                          Curagen Corp.*                                       2,100             85,706
                                          Cytogen Corp.*                                       8,300             43,834
                                          Enzo Biochem, Inc.*                                  1,100             27,599
                                          Enzon, Inc.*                                         2,000            125,500
                                          Gene Logic, Inc.*                                    2,800             67,200
                                          Myraid Genetics, Inc.*                               1,400            100,975
                                          Nanogen, Inc.*                                       2,200             26,606
                                          Triangle Pharmaceuticals, Inc.*                      3,500             26,906
                                          United Therapeutics Corp.*                           1,300             20,800
                                          -----------------------------------------------------------------------------
                                                                                                              1,201,422

    HEALTH INDUSTRY SERVICES--0.9%,
      0.5% AND 0.4%
                                          AdvancePCS*                                          2,200             86,075
                                          Aegon NV                                             4,000            149,672
                                          Aurora Biosciences Corp.*                            1,400             43,750
                                          Cardinal Health, Inc.                                3,212            306,103
                                          Hanger Orthopedic Group, Inc.*                      10,300             13,493
                                          Laboratory Corporation of America Holdings*          1,000            136,220
                                          -----------------------------------------------------------------------------
                                                                                                                735,313

    HOSPITAL MANAGEMENT--0.3%,
      0.3% AND 0.2%
                                          Coventry Health Care, Inc.*                          7,800            141,375
                                          Universal Health Services, Inc.*                     1,900            155,610
                                          -----------------------------------------------------------------------------
                                                                                                                296,985

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 8,600             $   107,930                            3,800             $    47,690
                 3,300                 108,240                            1,700                  55,760
--------------------------------------------------------------------------------------------------------------------
                                       216,170                                                  103,450

                   200                  12,071                              107                   6,458
--------------------------------------------------------------------------------------------------------------------

                 6,500                 377,000                            2,800                 162,400
                    --                      --                               --                      --
                    --                      --                              300                  61,500
                 3,200                  94,200                            1,500                  44,156
                    --                      --                            1,200                  16,080
                   500                  84,000                              100                  16,800
                 3,000                  90,000                            1,500                  45,000
                 1,900                  87,324                              700                  32,172
                    --                      --                            3,900                  13,746
--------------------------------------------------------------------------------------------------------------------
                                       732,524                                                  391,854

                    --                      --                               --                      --
                 3,000                 215,520                            1,500                 107,760
--------------------------------------------------------------------------------------------------------------------
                                       215,520                                                  107,760

                13,100                 456,666                            3,600                 125,496
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                 2,800                 196,875                            1,100                  77,343
                 3,100                 129,270                            1,000                  41,700
                 1,200                  77,400                              500                  32,250
                 1,500                  61,406                              600                  24,562
                 3,300                  66,413                            1,200                  24,150
                 1,700                  69,381                              700                  28,568
                 6,700                  35,384                            2,500                  13,203
                   800                  20,072                              300                   7,527
                 1,200                  75,300                              600                  37,650
                 2,300                  55,200                              900                  21,600
                 1,200                  86,550                              400                  28,850
                 1,600                  19,350                              700                   8,466
                 2,800                  21,525                            1,000                   7,688
                   900                  14,400                              500                   8,000
--------------------------------------------------------------------------------------------------------------------
                                       928,526                                                  361,557

                 1,600                  62,600                              700                  27,388
                   500                  18,709                              800                  29,934
                 1,100                  34,375                              400                  12,500
                 2,675                 254,927                            1,000                  95,300
                10,800                  14,148                            4,400                   5,764
                   600                  81,732                              300                  40,866
--------------------------------------------------------------------------------------------------------------------
                                       466,491                                                  211,752

                 5,400                  97,875                            2,500                  45,313
                 1,500                 122,850                              600                  49,140
--------------------------------------------------------------------------------------------------------------------
                                       220,725                                                   94,453

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    MEDICAL SUPPLY &
      SPECIALTY--0.8%,
      0.7% AND 0.4%
                                          ArthroCare Corp.*                                    2,800        $    67,725
                                          C.R. Bard, Inc.                                      4,500            208,080
                                          Cytyc Corp.*                                           500             33,000
                                          Medtronic, Inc.                                      3,800            205,200
                                          NBTY, Inc.*                                         12,100             72,222
                                          VISX, Inc.*                                          3,900             52,923
                                          -----------------------------------------------------------------------------
                                                                                                                639,150

    PHARMACEUTICALS--6.3%,
      4.2% AND 3.0%
                                          Alpharma, Inc.                                       2,100             77,700
                                          AmeriSource Health Corp.*                            3,100            148,273
                                          American Home Products Corp.                         6,300            372,330
                                          Bristol-Myers Squibb Co.                             5,400            334,206
                                          Caremark Rx, Inc*                                    5,300             66,780
                                          Cubist Pharmaceuticals, Inc.*                        2,200             73,013
                                          Eli Lilly & Co.                                      4,200            330,960
                                          GlaxoSmithKline PLC                                 20,477            537,563
                                          Johnson & Johnson                                    3,900            363,207
                                          Maxim Pharmaceuticals, Inc.*                         1,500             13,453
                                          Medicis Pharmaceutical Corp.*                        1,300             78,650
                                          Merck & Co., Inc.                                    8,400            690,312
                                          Novartis AG (Registered)                               200            339,572
                                          Pfizer, Inc.                                        18,800            848,820
                                          Pharmacia Corporation                                2,300            128,846
                                          Sankyo Co., Ltd.                                     8,000            159,780
                                          Santen Pharmaceutical Co.                            6,000            110,815
                                          Schering-Plough Corp.                                4,600            231,840
                                          Suzuken Co., LTD                                     1,900             50,434
                                          Taisho Pharmaceutical Co., Ltd.                      3,000             69,324
                                          Takeda Chemical Industries, Ltd                      3,000            159,265
                                          Yamanouchi Pharmaceutical Co., Ltd.                  2,000             73,533
                                          Zeneca Group PLC                                     3,400            147,783
                                          -----------------------------------------------------------------------------
                                                                                                              5,406,459

    MISCELLANEOUS--0.1%,
      0.1% AND 0.0%
                                          Trimeris, Inc.*                                      1,300             64,838
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--
    6.6%, 5.0% AND 3.4%
    CELLULAR TELEPHONE--0.3%,
      0.3% AND 0.2%
                                          Leap Wireless International, Inc.*                   1,100             46,338
                                          Sprint Corp. (PCS Group)*                            1,600             48,800
                                          Telecom Italia Mobile SPA                           23,000            184,970
                                          -----------------------------------------------------------------------------
                                                                                                                280,108

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 2,100             $    50,794                            1,000             $    24,188
                 5,900                 272,816                            1,900                  87,856
                   300                  19,800                              100                   6,600
                 2,900                 156,600                            1,000                  54,000
                 8,100                  48,347                            3,800                  22,681
                 3,000                  40,710                            1,200                  16,284
--------------------------------------------------------------------------------------------------------------------
                                       589,067                                                  211,609

                 1,400                  51,800                              600                  22,200
                 2,300                 110,009                              800                  38,264
                 5,900                 348,690                            2,300                 135,930
                 3,300                 204,237                            1,200                  74,268
                 5,700                  71,820                            2,200                  27,720
                 1,600                  53,100                              700                  23,231
                 3,500                 275,800                            1,400                 110,320
                 9,170                 240,727                            4,913                 128,964
                 2,300                 214,199                              900                  83,817
                 1,100                   9,866                              400                   3,588
                 1,200                  72,600                              400                  24,200
                 6,000                 493,080                            2,900                 238,322
                   200                 339,572                              100                 169,786
                12,675                 572,276                            5,600                 252,840
                 2,200                 123,244                            1,100                  61,622
                 3,000                  59,918                            1,000                  19,973
                 5,000                  92,346                            1,000                  18,469
                 3,800                 191,520                            1,300                  65,520
                 1,200                  31,853                              900                  23,890
                    --                      --                               --                      --
                 1,000                  53,088                            1,000                  53,088
                    --                      --                               --                      --
                    --                      --                              300                  13,040
--------------------------------------------------------------------------------------------------------------------
                                     3,609,745                                                1,589,052

                 1,000                  49,875                              400                  19,950
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                   800                  33,700                              400                  16,850
                 1,700                  51,850                              600                  18,300
                18,100                 145,563                            6,900                  55,491
--------------------------------------------------------------------------------------------------------------------
                                       231,113                                                   90,641

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    TELEPHONE/COMMUNICATIONS--6.0%,
      4.5% AND 3.0%
                                          ADC Telecommunications, Inc.*                        3,356        $    48,871
                                          AT&T Corp.                                          13,959            334,876
                                          BCE, Inc.                                            2,300             65,967
                                          BellSouth Corp.                                      6,400            269,760
                                          British Telecom PLC                                 15,800            164,525
                                          Deutsche Telekom AG (Registered)                     6,800            227,766
                                          Ericsson LM "B"                                     31,800            385,304
                                          France Telecom SA                                    3,200            296,804
                                          IDT Corp.*                                           2,200             51,253
                                          ITC DeltaCom, Inc.*                                  7,800             68,738
                                          InterDigital Communication Corp.*                    3,500             45,500
                                          Intermedia Communications, Inc.*                     2,400             39,600
                                          JDS Uniphase Corp.*                                  2,000            109,625
                                          Koninklinjke Kpn NV                                  2,467             41,134
                                          Level 3 Communications, Inc.*                          900             36,618
                                          MasTec, Inc.*                                        1,000             19,130
                                          MRV Communications, Inc.*                            1,900             37,288
                                          Nokia Oyj                                           11,200            395,440
                                          Nortel Networks Corp.                                1,411             53,943
                                          Oki Electric Industry Co.*                          13,000             65,999
                                          SBC Communications, Inc.                            11,559            558,877
                                          Sirius Satellite Radio, Inc.*                        1,300             41,113
                                          Swisscom AG                                            400            110,102
                                          Tekelec*                                               700             19,600
                                          Telecom Italia SpA                                  12,730            161,354
                                          Telefonica SA*                                      11,400            219,033
                                          Telefonica SA* (b)                                     228              4,381
                                          Verizon Communications, Inc.                         7,994            439,270
                                          Vodafone Group PLC                                 147,600            522,393
                                          WorldCom, Inc.*                                      9,700            209,156
                                          Xircom, Inc.*                                        2,200             53,900
                                          -----------------------------------------------------------------------------
                                                                                                              5,097,320

    MISCELLANEOUS--0.3%,
      0.2% AND 0.2%
                                          Avaya, Inc.*                                         1,008             17,640
                                          C-Cube Microsystems, Inc.                            1,800             20,588
                                          Emmis Communications "A"*                            2,100             77,831
                                          Metricom, Inc.*                                      1,800             21,488
                                          Tollgrade Communications, Inc.*                      1,300             48,263
                                          VoiceStream Wireless Corp.*                            467             57,878
                                          -----------------------------------------------------------------------------
                                                                                                                243,688

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 3,126             $    45,522                            1,032             $    15,029
                10,622                 254,822                            4,137                  99,246
                 2,300                  65,967                              900                  25,813
                 4,200                 177,030                            2,200                  92,730
                22,600                 235,334                            6,200                  64,561
                 5,900                 197,621                            2,100                  70,340
                20,400                 247,176                            6,400                  77,546
                 2,700                 250,428                            1,000                  92,751
                 1,800                  41,934                              700                  16,308
                 7,100                  62,569                            2,600                  22,913
                 2,800                  36,400                            1,200                  15,600
                 2,000                  33,000                              900                  14,850
                 1,500                  82,219                              600                  32,888
                 2,215                  36,937                              806                  13,431
                   700                  28,481                              300                  12,206
                   700                  13,391                              450                   8,609
                 1,500                  29,437                              600                  11,775
                 9,200                 324,825                            4,000                 141,228
                 1,511                  57,766                              513                  19,612
                11,000                  55,846                            5,000                  25,384
                10,133                 489,931                            4,048                 195,721
                 1,000                  31,625                              500                  15,813
                    --                      --                              100                  27,525
                   700                  19,600                              300                   8,400
                 8,700                 110,273                            5,680                  71,994
                 4,900                  94,146                            2,900                  55,719
                    98                   1,883                               58                   1,114
                 4,200                 230,790                            1,910                 104,955
               125,800                 445,237                           44,300                 156,789
                 7,300                 157,406                            2,900                  62,531
                 1,900                  46,550                              700                  17,150
--------------------------------------------------------------------------------------------------------------------
                                     3,904,146                                                1,590,531

                   825                  14,438                              308                   5,390
                 1,400                  16,013                              600                   6,862
                 1,300                  48,181                            1,000                  37,063
                 1,400                  16,713                              500                   5,969
                   900                  33,412                              400                  14,850
                   300                  37,181                              205                  25,407
--------------------------------------------------------------------------------------------------------------------
                                       165,938                                                   95,541

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    FINANCIAL--15.0%,
    11.8% AND 7.3%
    BANKS--6.2%, 4.5% AND 2.9%
                                          ABN AMRO Holding NV                                 10,400        $   270,053
                                          Australia & New Zealand Banking Group Ltd.          24,600            202,160
                                          Bank United Corp.                                    2,900            181,431
                                          Bank of America Corp.                                4,600            247,572
                                          Bank of Nova Scotia                                  7,000            212,454
                                          Bank of Tokyo-Mitsubishi, Ltd.                      16,000            149,678
                                          Banque Nationale de Paris                            2,100            194,974
                                          Barclays PLC                                         7,000            223,689
                                          Credit Suisse Group (Registered)                       900            190,941
                                          Dresdner Bank AG                                     4,500            208,060
                                          FleetBoston Financial Corp.                          7,100            307,714
                                          J.P. Morgan Chase & Co.                              7,050            387,680
                                          Lloyds TSB Group PLC                                21,200            217,035
                                          MAF Bancorp, Inc.                                    5,500            153,656
                                          National Australia Bank Ltd.                        14,800            239,945
                                          PNC Financial Services Group                         3,000            222,060
                                          Royal Bank of Scotland Group PLC                    10,500            249,846
                                          Sakura Bank, Ltd.                                   17,000            105,730
                                          San Paolo--IMI SpA                                  12,100            203,097
                                          Societe Generale--"A"                                2,100            141,915
                                          Sumitomo Bank, Ltd.                                 11,000            113,203
                                          UBS AG                                               1,306            230,705
                                          UBS AG (Registered)                                  1,600            282,875
                                          Wells Fargo & Co.                                    6,900            355,419
                                          -----------------------------------------------------------------------------
                                                                                                              5,291,892

    INSURANCE--3.5%,
      3.1% AND 1.7%
                                          AMBAC Financial Group, Inc.                          4,800            267,408
                                          AXA SA                                               1,500            207,079
                                          Aetna, Inc.                                          1,600             61,168
                                          Allianz AG                                             800            274,237
                                          American General Corp.                               2,400            182,640
                                          American International Group, Inc.                     750             63,765
                                          Fidelity National Financial, Inc.                    5,500            182,875
                                          First American Financial Co.                         2,900             85,695
                                          Hartford Financial Services Group, Inc.              1,900            116,850
                                          ING Groep NV                                         3,535            271,282
                                          Jefferson Pilot Corp.                                3,750            247,875
                                          Muenchener Rueckver-Gesellschaft AG
                                          (Registered)                                           900            292,545
                                          Protective Life Corp.                                8,100            238,140
                                          Skandia Forsakrings AB                               7,400            131,374
                                          Stewart Information Services Corp.                   5,200            104,052
                                          XL Capital Ltd. "A"                                  3,041            225,581
                                          -----------------------------------------------------------------------------
                                                                                                              2,952,566

    BUSINESS FINANCE--0.4%,
    0.3% AND 0.2%
                                          Heller Financial, Inc.                               6,800            232,628
                                          Mizuho Holdings, Inc.                                   12             70,097
                                          -----------------------------------------------------------------------------
                                                                                                                302,725

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 6,500             $   168,783                            4,900             $   127,236
                37,200                 305,706                               --                      --
                    --                      --                              900                  56,306
                 5,900                 317,538                            1,100                  59,202
                 2,400                  72,841                            5,000                 151,752
                10,000                  93,549                            6,000                  56,129
                 2,200                 204,258                              800                  74,276
                 5,700                 182,147                            1,900                  60,716
                   800                 169,725                              200                  42,431
                 3,700                 171,071                            1,700                  78,600
                 6,600                 286,044                            2,900                 125,686
                 7,200                 395,928                            2,400                 131,976
                15,800                 161,752                            6,200                  63,472
                    --                      --                               --                      --
                 7,100                 115,109                               --                      --
                 2,100                 155,442                              900                  66,618
                 2,400                  57,108                            1,500                  35,692
                12,000                  74,633                            5,000                  31,097
                 6,100                 102,388                            3,600                  60,426
                 1,000                  67,579                              700                  47,305
                 8,000                  82,330                            3,000                  30,874
                 1,080                 190,782                              428                  75,606
                 1,400                 247,516                              400                  70,719
                 4,400                 226,644                            1,900                  97,869
--------------------------------------------------------------------------------------------------------------------
                                     3,848,873                                                1,543,988

                 4,200                 233,982                            1,050                  58,496
                 1,300                 179,468                              620                  85,593
                 1,200                  45,876                              500                  19,115
                   400                 137,119                              300                 102,839
                 4,500                 342,450                               --                      --
                    --                      --                               --                      --
                 3,740                 124,355                            1,900                  63,175
                    --                      --                              600                  17,730
                 1,500                  92,250                              400                  24,600
                 2,719                 208,660                            1,156                  88,713
                 5,500                 363,550                            1,500                  99,150
                   800                 260,040                              250                  81,262
                 5,200                 152,880                            3,000                  88,200
                 6,000                 106,520                            3,000                  53,260
                 6,400                 128,064                            2,100                  42,021
                 3,182                 236,041                              930                  68,987
--------------------------------------------------------------------------------------------------------------------
                                     2,611,255                                                  893,141

                 6,700                 229,207                            2,800                  95,788
                     8                  46,731                                5                  29,207
--------------------------------------------------------------------------------------------------------------------
                                       275,938                                                  124,995

    The accompanying notes are an integral part of the financial statements.  25

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    CONSUMER FINANCE--1.5%,
      1.0% AND 0.7%
                                          AmeriCredit Corp.*                                   7,100        $   250,985
                                          Citigroup, Inc.                                     15,866            888,020
                                          Promise Co., Ltd.                                    1,300             92,243
                                          Takefuji Corp.                                       1,000             73,104
                                          -----------------------------------------------------------------------------
                                                                                                              1,304,352

    OTHER FINANCIAL COMPANIES--3.2%,
      2.7% AND 1.7%
                                          ACOM Co., Ltd.                                       1,000             79,804
                                          Edwards (AG), Inc.                                   3,900            183,534
                                          Federal Home Loan Mortgage Corp.                     5,200            317,200
                                          Federal National Mortgage Association                5,900            437,662
                                          GreenPoint Financial Corp.                           8,000            282,000
                                          HSBC Holdings PLC                                   24,800            385,913
                                          Halifax Group PLC                                   14,900            143,386
                                          Legg Mason, Inc.                                     4,400            243,188
                                          Man (ED&F) Group PLC                                18,800            214,461
                                          Nomura Securities Co., Ltd.                         11,000            204,106
                                          USA Education, Inc.                                  3,900            245,037
                                          -----------------------------------------------------------------------------
                                                                                                              2,736,291

    REAL ESTATE--0.2%,
      0.2% AND 0.1%
                                          Cheung Kong Holdings Ltd.                            4,000             53,082
                                          China Resources Enterprises Ltd.                        --                 --
                                          Sun Hung Kai Properties Ltd.                        12,000            124,628
                                          -----------------------------------------------------------------------------
                                                                                                                177,710
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--1.8%, 1.3% AND 0.8%
    BROADCASTING &
      ENTERTAINMENT--0.6%,
      0.5% AND 0.3%
                                          British Sky Broadcasting Group PLC*                  6,900            119,077
                                          Viacom, Inc "B"*                                     2,387            131,762
                                          Walt Disney Co.                                      9,600            292,320
                                          -----------------------------------------------------------------------------
                                                                                                                543,159

    CABLE TELEVISION--0.5%,
      0.4% AND 0.2%
                                          ACTV, Inc.*                                          3,900             28,702
                                          AT&T Corp.--Liberty Media Group*                    11,800            199,420
                                          Canal Plus SA                                          600              1,945
                                          Comcast Corporation, "A"*                            4,500            192,656
                                          -----------------------------------------------------------------------------
                                                                                                                422,723

    PRINT MEDIA--0.1%,
      0.0% AND 0.1%
                                          Softbank Corp.                                       1,100             65,673
                                          -----------------------------------------------------------------------------

    MISCELLANEOUS--0.6%,
      0.4% AND 0.2%
                                          AOL Time Warner, Inc.*                               8,000            420,480
                                          Granada PLC                                          7,396             74,851
                                          -----------------------------------------------------------------------------
                                                                                                                495,331
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.5%,
    3.1% AND 1.9%
    EDP SERVICES--0.7%,
      0.7% AND 0.4%
                                          Affiliated Computer Services*                        3,800            243,200
                                          DiamondCluster International, Inc.*                  1,600             56,800
                                          First Data Corp.                                     4,300            261,483
                                          VeriSign, Inc.*                                        700             51,450
                                          -----------------------------------------------------------------------------
                                                                                                                612,933

 26 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 4,200             $   148,470                            1,700             $    60,095
                10,666                 596,976                            4,833                 270,503
                 1,100                  78,052                              500                  35,478
                 1,000                  73,104                              300                  21,931
--------------------------------------------------------------------------------------------------------------------
                                       896,602                                                  388,007

                   600                  47,882                              400                  31,922
                 3,500                 164,710                            1,000                  47,060
                 5,300                 323,300                            1,900                 115,900
                 6,500                 482,170                            1,800                 133,524
                 7,600                 267,900                            2,200                  77,550
                21,100                 328,337                            7,900                 122,932
                 8,800                  84,685                            3,400                  32,719
                 3,500                 193,445                            1,600                  88,432
                17,400                 198,490                            8,400                  95,823
                 7,000                 129,886                            3,000                  55,665
                 1,000                  62,830                            1,600                 100,528
--------------------------------------------------------------------------------------------------------------------
                                     2,283,635                                                  902,055

                 1,900                  25,214                            1,000                  13,271
                    --                      --                              200                     290
                10,000                 103,857                            4,000                  41,543
--------------------------------------------------------------------------------------------------------------------
                                       129,071                                                   55,104
--------------------------------------------------------------------------------------------------------------------

                 6,700                 115,625                            2,800                  48,321
                 6,300                 107,806                              651                  35,935
                 1,953                 191,835                            2,800                  85,260
--------------------------------------------------------------------------------------------------------------------
                                       415,266                                                  169,516

                 2,000                  14,719                            1,300                   9,567
                 9,000                 152,100                            3,800                  64,220
                   500                   1,621                              200                     648
                 3,900                 166,969                            1,200                  51,375
--------------------------------------------------------------------------------------------------------------------
                                       335,409                                                  125,810

                   800                  47,762                              400                  23,881
--------------------------------------------------------------------------------------------------------------------
                 4,500                 236,520                            2,100                 110,376
                10,565                 106,923                               --                      --
--------------------------------------------------------------------------------------------------------------------
                                       343,443                                                  110,376
--------------------------------------------------------------------------------------------------------------------

                 3,100                 198,400                            1,200                  76,800
                 1,500                  53,250                              500                  17,750
                 4,900                 297,969                            1,400                  85,134
                   400                  29,400                              200                  14,700
--------------------------------------------------------------------------------------------------------------------
                                       579,019                                                  194,384

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    INVESTMENT--0.9%, 0.8% AND 0.4%
                                          Bear Stearns Companies, Inc.                         3,232        $   199,414
                                          Charles Schwab Corp.                                 3,000             79,230
                                          Morgan Stanley Dean Witter & Co.                     2,100            177,975
                                          Raymond James Financial, Inc.                        6,400            246,272
                                          Southwest Securities Group, Inc.                     1,300             31,915
                                          -----------------------------------------------------------------------------
                                                                                                                734,806

    MISCELLANEOUS COMMERCIAL--0.5%,
      0.4% AND 0.2%
                                          Cap Gemini SA                                          700            136,652
                                          Itochu Corp.*                                       26,000            113,461
                                          Pacific Century CyberWorks Ltd.*                    63,000             36,552
                                          Personnel Group of America, Inc.*                   13,100             37,335
                                          Siebel Systems, Inc.*                                1,200             79,575
                                          -----------------------------------------------------------------------------
                                                                                                                403,575

    MISCELLANEOUS CONSUMER--0.9%,
      0.8% AND 0.6%
                                          Navigant Consulting, Inc.*                           9,100             44,226
                                          Profit Recovery Group International, Inc.*           4,700             32,313
                                          TXU Corporation                                      7,200            271,656
                                          United Utilities PLC                                15,400            128,378
                                          Vivendi Universal SA                                 3,900            295,977
                                          Yahoo!, Inc.*                                          700             26,118
                                          -----------------------------------------------------------------------------
                                                                                                                798,668

    PRINTING/PUBLISHING--0.2%,
      0.1% AND 0.1%
                                          Mail-Well, Inc.*                                    13,200             81,180
                                          Reuters Group PLC                                    7,700            124,437
                                          -----------------------------------------------------------------------------
                                                                                                                205,617

    MISCELLANEOUS--0.3%,
      0.3% AND 0.2%
                                          Adecco SA                                              200            134,122
                                          Metris Companies, Inc.                               4,050            106,920
                                          Startek, Inc.*                                       1,300             23,920
                                          -----------------------------------------------------------------------------
                                                                                                                264,962
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--3.4%,
    2.5% AND 1.6%
    AEROSPACE--1.0%,
      0.9% AND 0.6%
                                          Alliant Techsystems, Inc.*                           3,450            239,085
                                          Boeing Co.                                           4,400            257,400
                                          United Technologies Corp.                            4,900            367,402
                                          -----------------------------------------------------------------------------
                                                                                                                863,887

    AUTOMOBILES--1.6%,
      1.0% AND 0.6%
                                          Borg-Warner Automotive, Inc.                         3,900            164,580
                                          DaimlerChrysler AG (Registered)                      7,600            361,328
                                          Honda Motor Co., Ltd.                                4,000            153,251
                                          Monaco Coach Corp.*                                  4,300             88,709
                                          Nissan Motor Co., Ltd.*                             14,000             85,268
                                          Renault SA                                           1,900             96,366
                                          Toyota Motor Corp.                                  11,000            375,140
                                          -----------------------------------------------------------------------------
                                                                                                              1,324,642

    CONSTRUCTION/AGRICULTURAL--0.1%,
      0.1% AND 0.1%
                                          Terex Corp.*                                         6,400            116,096
                                          -----------------------------------------------------------------------------

    TELECOMMUNICATIONS
      EQUIPMENT--0.7%, 0.5% AND 0.3%
                                          Alcatel SA                                           3,900            232,228
                                          Antec Corp.*                                         1,500             20,906
                                          Lucent Technologies, Inc.                           12,100            225,060
                                          Scientific-Atlanta, Inc.                             1,300             78,000
                                          -----------------------------------------------------------------------------
                                                                                                                556,194

 28 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 2,366             $   145,982                            1,155             $    71,263
                 3,150                  83,191                            1,050                  27,731
                 2,200                 186,450                              900                  76,275
                 5,900                 227,032                            1,400                  53,872
                 1,100                  27,005                              400                   9,820
--------------------------------------------------------------------------------------------------------------------
                                       669,660                                                  238,961

                   600                 117,130                              200                  39,043
                21,000                  91,642                           10,000                  43,639
                37,000                  21,467                           22,000                  12,764
                 9,300                  26,505                            3,800                  10,830
                 1,000                  66,313                              400                  26,525
--------------------------------------------------------------------------------------------------------------------
                                       323,057                                                  132,801

                 4,000                  19,440                            3,700                  17,982
                 3,700                  25,438                            1,400                   9,625
                 7,400                 279,202                            3,400                 128,282
                18,700                 155,888                            8,400                  70,024
                 2,300                 174,551                            1,000                  75,892
                   400                  14,925                              200                   7,463
--------------------------------------------------------------------------------------------------------------------
                                       669,444                                                  309,268

                 7,400                  45,510                            4,100                  25,215
                 5,100                  82,419                            1,900                  30,705
--------------------------------------------------------------------------------------------------------------------
                                       127,929                                                   55,920

                   200                 134,122                              100                  67,061
                 2,850                  75,240                            1,250                  33,000
                 1,100                  20,240                              400                   7,360
--------------------------------------------------------------------------------------------------------------------
                                       229,602                                                  107,421
--------------------------------------------------------------------------------------------------------------------

                 4,500                 311,850                            1,500                 103,950
                 2,500                 146,250                            1,000                  58,500
                 4,800                 359,904                            2,100                 157,458
--------------------------------------------------------------------------------------------------------------------
                                       818,004                                                  319,908

                 2,100                  88,620                            1,200                  50,640
                 4,106                 195,212                            1,700                  80,823
                 3,000                 114,939                            1,000                  38,313
                 4,000                  82,520                            1,100                  22,693
                    --                      --                            2,000                  12,181
                 1,400                  71,007                              400                  20,288
                 8,000                 272,829                            4,000                 136,414
--------------------------------------------------------------------------------------------------------------------
                                       825,127                                                  361,352
                 3,700                  67,118                            2,000                  36,280
--------------------------------------------------------------------------------------------------------------------
                 3,000                 178,637                            1,000                  59,546
                 1,300                  18,119                              500                   6,968
                 9,900                 184,140                            3,700                  68,820
                   900                  54,000                              300                  18,000
--------------------------------------------------------------------------------------------------------------------
                                       434,896                                                  153,334

    The accompanying notes are an integral part of the financial statements.  29

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    MANUFACTURING--7.2%,
    5.3% AND 3.8%
    CHEMICALS--1.1%,
      0.7% AND 0.5%
                                          Akzo Nobel NV                                        4,700        $   228,062
                                          Aventis SA                                           2,100            166,630
                                          BASF AG                                              3,300            145,179
                                          BOC Group PLC                                        9,000            131,625
                                          Praxair, Inc.                                        5,600            248,248
                                          -----------------------------------------------------------------------------
                                                                                                                919,744

    CONTAINERS & PAPER--0.4%, 0.4% AND
      0.6%
                                          FPB Holding AG*                                      1,368            207,001
                                          UPM-Kymmene Oyj                                      4,700            147,944
                                          -----------------------------------------------------------------------------
                                                                                                                354,945

    DIVERSIFIED MANUFACTURING--3.4%,
      2.6% AND 1.7%
                                          Briggs & Stratton Corp.                              2,300             97,336
                                          Cooper Industries, Inc.                              3,400            152,626
                                          General Electric Co.                                30,000          1,380,000
                                          Hillenbrand Industries, Inc.                         1,900             89,965
                                          Honeywell International, Inc.                        6,100            288,225
                                          Hutchison Whampoa, Ltd.                             25,950            341,045
                                          Man AG                                               3,000             92,191
                                          Oerlikon-Buehrle Holding AG                            300             69,774
                                          Siemens AG                                           2,000            288,808
                                          Sulzer Brothers Ltd. (Registered)                      200            136,926
                                          -----------------------------------------------------------------------------
                                                                                                              2,936,896

    ELECTRICAL PRODUCTS--0.3%,
      0.2% AND 0.1%
                                          ABB, Ltd.                                            1,400            139,121
                                          Anadigics, Inc.*                                     1,900             35,150
                                          Taiyo Yuden Co., Ltd.                                2,000             67,005
                                          -----------------------------------------------------------------------------
                                                                                                                241,276

    INDUSTRIAL SPECIALTY--0.7%, 0.5%
      AND 0.4%
                                          Carlisle Companies, Inc.                             2,600            104,520
                                          Kulicke & Soffa Industries, Inc.*                    3,000             50,063
                                          QUALCOMM, Inc.*                                      2,100            176,531
                                          Sherwin-Williams Co.                                10,400            279,240
                                          -----------------------------------------------------------------------------
                                                                                                                610,354

    MACHINERY/COMPONENTS/
      CONTROLS--0.8%, 0.7% AND 0.4%
                                          Asyst Technologies, Inc.*                            1,400             25,025
                                          Illinois Tool Works, Inc.                            4,295            281,323
                                          Ingersoll-Rand Co.                                   5,100            225,981
                                          Okuma Corp.                                         19,000             55,330
                                          Reliance Steel & Aluminum Co.                        4,400            121,440
                                          -----------------------------------------------------------------------------
                                                                                                                709,099

    OFFICE EQUIPMENT/SUPPLIES--0.2%,
      0.1% AND 0.1%
                                          Olivetti SPA.                                       26,900             72,865
                                          United Stationers, Inc.*                             2,800             70,350
                                          -----------------------------------------------------------------------------
                                                                                                                143,215

    WHOLESALE DISTRIBUTORS--0.2%, 0.1%
      AND 0.0%
                                          Insight Enterprises, Inc.*                           3,850            113,815
                                          Owens & Minor, Inc.                                  2,200             31,570
                                          -----------------------------------------------------------------------------
                                                                                                                145,385

    MISCELLANEOUS--0.1%,
      0.0% AND 0.0%
                                          Cementir SpA Cementerie del Tirreno                 30,600             45,874
                                          -----------------------------------------------------------------------------

 30 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 3,000             $   145,572                            1,700             $    82,491
                    --                      --                              100                   7,935
                 3,200                 140,780                            1,400                  61,591
                 8,400                 122,850                            3,100                  45,337
                 4,400                 195,052                            1,800                  79,794
--------------------------------------------------------------------------------------------------------------------
                                       604,254                                                  277,148

                 1,277                 193,231                            1,652                 249,974
                 4,600                 144,797                            1,600                  50,364
--------------------------------------------------------------------------------------------------------------------
                                       338,028                                                  300,338

                 1,600                  67,712                              700                  29,624
                    --                      --                            1,400                  62,846
                21,300                 979,800                            9,200                 423,200
                 2,900                 137,315                              600                  28,410
                 6,300                 297,675                            2,600                 122,850
                18,230                 239,585                            5,510                  72,414
                 3,200                  98,337                              800                  24,584
                    --                      --                               --                      --
                 1,400                 202,166                              500                  72,202
                   300                 205,389                              100                  68,463
--------------------------------------------------------------------------------------------------------------------
                                     2,227,979                                                  904,593

                   700                  69,560                              400                  39,749
                 1,650                  30,525                              750                  13,875
                 1,000                  33,502                               --                      --
--------------------------------------------------------------------------------------------------------------------
                                       133,587                                                   53,624

                 2,500                 100,500                            1,700                  68,340
                 2,200                  36,713                            1,200                  20,025
                 1,600                 134,500                              700                  58,844
                 6,600                 177,210                            1,500                  40,275
--------------------------------------------------------------------------------------------------------------------
                                       448,923                                                  187,484

                   700                  12,512                              400                   7,150
                 3,930                 257,415                            1,278                  83,709
                 5,500                 243,705                            1,900                  84,189
                17,000                  49,506                            1,000                   2,912
                 2,300                  63,480                            1,400                  38,640
--------------------------------------------------------------------------------------------------------------------
                                       626,618                                                  216,600

                17,700                  47,945                            9,500                  25,733
                 2,000                  50,250                            1,100                  27,638
--------------------------------------------------------------------------------------------------------------------
                                        98,195                                                   53,371

                 1,650                  48,778                              800                  23,650
                    --                      --                               --                      --
--------------------------------------------------------------------------------------------------------------------
                                        48,778                                                   23,650

                16,100                  24,136                           11,700                  17,540
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  31

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    TECHNOLOGY--12.7%, 9.7% AND 6.4%
    COMPUTER SOFTWARE--3.1%, 2.3% AND
      1.6%
                                          Actuate Corp.*                                       3,600        $    82,743
                                          Advanced Digital Information Corp.*                  4,500            105,188
                                          Advent Software, Inc.*                               2,200            121,413
                                          Avant! Corp.*                                        6,200            123,225
                                          Brocade Communications Systems, Inc.*                1,000             90,313
                                          Clarent Corp.*                                       2,600             43,550
                                          Computer Associates International, Inc.              3,300            118,833
                                          Digital Island, Inc.*                                2,900             17,490
                                          Documentum, Inc.*                                    2,000             86,500
                                          Hyperion Solutions Corp.*                            1,900             40,850
                                          i2 Technologies, Inc.*                                 540             27,338
                                          Informatica Corp.*                                   2,200             67,925
                                          Micrel, Inc.*                                        1,000             46,000
                                          Microsoft Corp.*                                     8,500            519,031
                                          NetIQ Corp.*                                         1,600            125,600
                                          Netegrity, Inc.*                                     1,950            119,925
                                          Oracle Corp.*                                       13,000            378,625
                                          Remedy Corp.*                                        1,300             34,125
                                          Retek Inc.*                                          1,615             54,002
                                          Reynolds and Reynolds Co.                            3,900             82,290
                                          SAP AG--Vorzug                                         600            117,130
                                          Synopsys Ltd.*                                       1,100             57,200
                                          THQ, Inc.*                                           2,700             72,563
                                          Verity, Inc.*                                        1,100             32,725
                                          WatchGuard Technologies, Inc.*                       3,300             57,338
                                          -----------------------------------------------------------------------------
                                                                                                              2,621,922

    DIVERSE ELECTRONIC PRODUCTS--0.4%,
      0.3% AND 0.2%
                                          DSP Group, Inc.*                                     2,400             68,100
                                          Dell Computer Corp.*                                 6,800            177,650
                                          Motorola, Inc.                                       5,400            123,174
                                          -----------------------------------------------------------------------------
                                                                                                                368,924

    EDP PERIPHERALS--0.9%,
      0.6% AND 0.5%
                                          Ariba, Inc.*                                           800             29,850
                                          EMC Corp.*                                           5,900            448,341
                                          Iomega Corp.*                                       10,500             43,365
                                          Network Appliance, Inc.*                             1,000             53,625
                                          SCM Microsystems, Inc.*                              1,000             29,313
                                          SONICblue Inc.*                                     10,200             78,413
                                          VERITAS Software Corp.*                              1,150            109,106
                                          -----------------------------------------------------------------------------
                                                                                                                792,013

 32 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 3,000             $    68,953                            1,200             $    27,581
                 3,600                  84,150                            1,200                  28,050
                 1,300                  71,744                              700                  38,631
                 4,500                  89,437                            1,900                  37,763
                   600                  54,187                              400                  36,125
                 1,400                  23,450                              900                  15,075
                 2,800                 100,828                            1,000                  36,010
                 2,300                  13,872                              900                   5,428
                 1,200                  51,900                              600                  25,950
                 1,100                  23,650                              500                  10,750
                   210                  10,631                              240                  12,150
                 1,400                  43,225                              600                  18,525
                 1,000                  46,000                              300                  13,800
                 7,000                 427,437                            2,900                 177,081
                 1,200                  94,200                              500                  39,250
                 1,500                  92,250                              750                  46,125
                 9,200                 267,950                            4,200                 122,325
                 1,100                  28,875                              400                  10,500
                 1,367                  45,709                              497                  16,618
                 3,100                  65,410                            1,200                  25,320
                   600                 117,130                              300                  58,565
                   500                  26,000                              200                  10,400
                 1,400                  37,625                              750                  20,156
                 1,000                  29,750                              300                   8,925
                 2,000                  34,750                            1,000                  17,375
--------------------------------------------------------------------------------------------------------------------
                                     1,949,113                                                  858,478

                 1,200                  34,050                              800                  22,700
                 5,100                 133,237                            2,200                  57,475
                 4,200                  95,802                            1,500                  34,215
--------------------------------------------------------------------------------------------------------------------
                                       263,089                                                  114,390

                   500                  18,656                              300                  11,194
                 4,100                 311,559                            2,000                 151,980
                 5,300                  21,889                            3,500                  14,455
                   700                  37,538                              300                  16,088
                   800                  23,450                              400                  11,725
                 8,400                  64,575                            3,500                  26,906
                   750                  71,156                              350                  33,206
--------------------------------------------------------------------------------------------------------------------
                                       548,823                                                  265,554

    The accompanying notes are an integral part of the financial statements.  33

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--2.1%, 1.6% AND
      1.0%
                                          Altera Corp.*                                        1,800        $    54,450
                                          Analog Devices, Inc.*                                1,200             75,120
                                          Anaren Microwave, Inc.*                              1,600             84,000
                                          Broadcom Corp. "A"*                                    400             43,975
                                          Cisco Systems, Inc.*                                23,300            872,293
                                          Imation Corp.*                                       2,400             49,560
                                          Juniper Networks, Inc.*                                600             64,013
                                          Kyocera Corp.                                          900             97,878
                                          Murata Manufacturing Co., Ltd.                       1,000            117,258
                                          PMC-Sierra, Inc.*                                      600             45,338
                                          Pioneer-Standard Electronics, Inc.                   4,200             58,800
                                          Rohm Company, Ltd.                                     500             99,648
                                          SCI Systems, Inc.*                                     700             19,740
                                          Sawtek, Inc.*                                          900             24,918
                                          Technitrol, Inc.                                     1,800             93,600
                                          -----------------------------------------------------------------------------
                                                                                                              1,800,591

    ELECTRONIC DATA PROCESSING--2.2%,
      1.7% AND 1.0%
                                          Apple Computer, Inc.*                                1,800             38,925
                                          Compaq Computer Corp.                                8,000            189,680
                                          Fujitsu, Ltd.                                        6,000            101,177
                                          Hewlett-Packard Co.                                  7,000            257,180
                                          International Business Machines Corp.                6,800            761,600
                                          Mips Technologies, Inc. "A"*                         3,600            121,725
                                          Sun Microsystems, Inc.*                              8,800            268,950
                                          Webtrends Corp.*                                     2,400             90,000
                                          -----------------------------------------------------------------------------
                                                                                                              1,829,237

    MILITARY ELECTRONICS--0.5%, 0.5%
      AND 0.3%
                                          Computer Sciences Corp.*                             2,500            161,500
                                          General Dynamics Corp.                               3,400            241,332
                                          Titan Corp.*                                         1,700             34,918
                                          -----------------------------------------------------------------------------
                                                                                                                437,750

    OFFICE/PLANT AUTOMATION--0.1%,
      0.1% AND 0.1%
                                          3Com Corp.                                           1,500             16,125
                                          Cognex Corp.*                                        1,500             39,445
                                          Palm, Inc.*                                          2,224             60,326
                                          -----------------------------------------------------------------------------
                                                                                                                115,896

    PRECISION INSTRUMENTS--0.2%, 0.1%
      AND 0.1%
                                          ADTRAN, Inc.*                                          800             22,500
                                          Coherent, Inc.*                                      1,900             96,781
                                          -----------------------------------------------------------------------------
                                                                                                                119,281

 34 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 1,400             $    42,350                              600             $    18,150
                 1,000                  62,600                              400                  25,040
                 1,400                  73,500                              600                  31,500
                   300                  32,981                              200                  21,988
                18,200                 681,362                            7,400                 277,037
                    --                      --                              700                  14,455
                   400                  42,675                              200                  21,338
                 1,000                 117,258                              300                  32,626
                   700                  76,127                               --                      --
                   500                  37,781                              200                  15,113
                 3,900                  54,600                            1,200                  16,800
                   500                  99,648                              100                  19,930
                   800                  22,560                              400                  11,280
                   500                  13,844                              200                   5,538
                 1,000                  52,000                              400                  20,800
--------------------------------------------------------------------------------------------------------------------
                                     1,409,286                                                  531,595

                 1,600                  34,600                              600                  12,975
                 5,900                 139,889                            2,500                  59,275
                 6,000                 101,177                            2,000                  33,726
                 5,200                 191,048                            2,200                  80,828
                 5,700                 638,400                            2,000                 224,000
                 2,800                  94,675                            1,100                  37,194
                 6,000                 183,375                            2,600                  79,463
                 1,500                  56,250                              700                  26,250
--------------------------------------------------------------------------------------------------------------------
                                     1,439,414                                                  553,711

                 2,000                 129,200                              800                  51,680
                 4,000                 283,920                            1,800                 127,764
                   800                  16,432                              500                  10,270
--------------------------------------------------------------------------------------------------------------------
                                       429,552                                                  189,714
                 1,300                  13,975                              400                   4,300
                   500                  13,148                              500                  13,148
                 1,928                  52,297                              593                  16,085
--------------------------------------------------------------------------------------------------------------------
                                        79,420                                                   33,533

                   400                  11,250                              200                   5,625
                 1,600                  81,500                              600                  30,563
--------------------------------------------------------------------------------------------------------------------
                                        92,750                                                   36,188

    The accompanying notes are an integral part of the financial statements.  35

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    SEMICONDUCTORS--2.6%,
      2.0% AND 1.3%
                                          Alpha Industries, Inc.*                              1,000        $    30,000
                                          Applied Materials, Inc.*                             3,200            161,000
                                          Cymer, Inc.*                                         1,700             58,438
                                          Cypress Semiconductor Corp.*                         2,700             73,791
                                          Emcore Corp.*                                        1,800             75,038
                                          Integrated Silicon Solution, Inc.*                   4,700             99,875
                                          Intel Corp.                                         21,200            784,400
                                          International Rectifier Corp.*                       1,200             64,752
                                          KEMET Corp.*                                         4,200             96,600
                                          Kopin Corp.*                                         2,300             35,363
                                          Lattice Semiconductor Corp.*                         2,800             72,625
                                          Linear Technology Corp.                              1,500             93,938
                                          Micron Technology, Inc.*                             1,600             73,232
                                          STMicroelectronics NV                                4,000            191,667
                                          Texas Instruments, Inc.                              5,600            245,280
                                          Triquint Semiconductor, Inc.*                        1,400             49,350
                                          Xilinx, Inc.*                                          800             43,200
                                          -----------------------------------------------------------------------------
                                                                                                              2,248,549

    MISCELLANEOUS--0.6%,
      0.5% AND 0.3%
                                          Agilent Technologies, Inc.*                          1,334             72,769
                                          Corning, Inc.                                        3,900            221,169
                                          Puma Technology, Inc.*                               2,500             24,609
                                          Wabtec                                              11,187            154,940
                                          XO Communications, Inc.*                             1,286             31,667
                                          -----------------------------------------------------------------------------
                                                                                                                505,154
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--4.3%, 2.8% AND 2.3%
    OIL & GAS PRODUCTION--1.0%, 1.0%
      AND 0.5%
                                          Cabot Oil & Gas Corp. "A"                            8,400            235,368
                                          Marine Drilling Companies, Inc.*                     2,700             79,650
                                          Repsol SA                                           10,200            176,255
                                          Swift Energy Co.*                                    2,800             96,348
                                          Tosco Corp.                                          7,400            250,046
                                          -----------------------------------------------------------------------------
                                                                                                                837,667

    OIL COMPANIES--1.8%,
      0.8% AND 0.9%
                                          ENI SpA                                             44,400            289,888
                                          Exxon Mobil Corp.                                   10,100            849,915
                                          Total Fina ELF SA "B"                                2,500            370,117
                                          -----------------------------------------------------------------------------
                                                                                                              1,509,920

    OIL/GAS TRANSMISSION--0.5%, 0.5%
      AND 0.3%
                                          Enron Corp.                                          2,800            224,000
                                          Questar Corp.                                        9,100            253,435
                                          -----------------------------------------------------------------------------
                                                                                                                477,435

    OILFIELD SERVICES/
      EQUIPMENT--1.0%, 0.5% AND 0.6%
                                          BP Amoco PLC                                        70,900            610,223
                                          Key Energy Group, Inc.*                              7,600             87,780
                                          Patterson Energy, Inc.*                              4,100            151,956
                                          -----------------------------------------------------------------------------
                                                                                                                849,959

 36 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                   700             $    21,000                              300             $     9,000
                 2,600                 130,813                            1,000                  50,313
                 1,400                  48,125                              500                  17,188
                 1,700                  46,461                              900                  24,597
                 1,400                  58,362                              600                  25,013
                 3,000                  63,750                            1,600                  34,000
                17,000                 629,000                            6,300                 233,100
                   900                  48,564                              300                  16,188
                 4,000                  92,000                            1,400                  32,200
                 1,700                  26,137                              600                   9,225
                 1,600                  41,500                              800                  20,750
                   800                  50,100                              400                  25,050
                 1,100                  50,347                              500                  22,885
                 2,400                 115,000                            1,200                  57,500
                 4,600                 201,480                            1,800                  78,840
                 1,000                  35,250                              400                  14,100
                   600                  32,400                              400                  21,600
--------------------------------------------------------------------------------------------------------------------
                                     1,690,289                                                  691,549

                   991                  54,059                              419                  22,856
                 3,300                 187,143                            1,200                  68,052
                 2,100                  20,672                              700                   6,891
                 9,042                 125,232                            3,380                  46,813
                 1,158                  28,516                              314                   7,732
--------------------------------------------------------------------------------------------------------------------
                                       415,622                                                  152,344
--------------------------------------------------------------------------------------------------------------------

                 6,700                 187,734                            2,800                  78,456
                 2,700                  79,650                            1,000                  29,500
                14,040                 242,610                            3,990                  68,947
                 3,100                 106,671                              800                  27,528
                 7,000                 236,530                            2,700                  91,233
--------------------------------------------------------------------------------------------------------------------
                                       853,195                                                  295,664

                49,000                 319,922                           17,800                 116,216
                    --                      --                            2,000                 168,300
                 2,300                 340,508                            1,159                 171,586
--------------------------------------------------------------------------------------------------------------------
                                       660,430                                                  456,102

                 1,900                 152,000                              700                  56,000
                10,000                 278,500                            3,300                  91,905
--------------------------------------------------------------------------------------------------------------------
                                       430,500                                                  147,905

                34,300                 295,214                           30,100                 259,065
                 5,200                  60,060                            1,900                  21,945
                 3,000                 111,187                            1,200                  44,475
--------------------------------------------------------------------------------------------------------------------
                                       466,461                                                  325,485

    The accompanying notes are an integral part of the financial statements.  37

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    METALS & MINERALS--0.5%,
    0.3% AND 0.3%
    PRECIOUS METALS--0.3%,
      0.2% AND 0.2%
                                          Stillwater Mining Co.*                               4,100        $   160,720
                                          Sumitomo Metal Mining Co., Ltd.                     20,000             82,639
                                          -----------------------------------------------------------------------------
                                                                                                                243,359

    STEEL & METALS--0.2%,
      0.1% AND 0.1%
                                          Nucor Corp.                                          5,200            215,280
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--2.0%, 1.5% AND 1.0%
    BUILDING MATERIALS--1.3%, 1.0% AND
      0.6%
                                          Centex Construction Products, Inc.                   4,500            124,650
                                          Elcor Corp.                                          4,975             80,894
                                          Fletcher Challenge Building Corp.                   82,100             73,451
                                          Florida Rock Industries, Inc.                        3,700            147,186
                                          Grupo Dragados, SA                                  14,100            165,153
                                          LaFarge Corp.                                       11,000            299,090
                                          Nippon Sheet Glass Co., Ltd.                         4,000             50,855
                                          Sumitomo Osaka Cement Co., Ltd.                     19,000             56,799
                                          Taiheiyo Cement Corp.                               61,000            105,850
                                          -----------------------------------------------------------------------------
                                                                                                              1,103,928

    BUILDING PRODUCTS--0.3%,
      0.3% AND 0.2%
                                          Genlyte Group, Inc.*                                 4,800            116,400
                                          Nortek, Inc.*                                        5,800            162,690
                                          -----------------------------------------------------------------------------
                                                                                                                279,090

    HOMEBUILDING--0.2%,
      0.1% AND 0.1%
                                          Standard Pacific Corp.                               5,800            163,270
                                          -----------------------------------------------------------------------------

    MISCELLANEOUS--0.2%,
      0.1% AND 0.1%
                                          Quanta Services, Inc.*                               1,150             37,076
                                          TODA Corp.                                          27,000            118,289
                                          -----------------------------------------------------------------------------
                                                                                                                155,365
-----------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.6%,
    0.6% AND 0.3%
    MARINE TRANSPORTATION--0.2%, 0.2%
      AND 0.1%
                                          Newport News Shipbuilding, Inc.                      4,100            207,501
                                          -----------------------------------------------------------------------------

    RAILROADS--0.2%, 0.2% AND 0.1%
                                          Trinity Industries, Inc.                             6,200            146,010
                                          -----------------------------------------------------------------------------

    TRUCKING--0.2%, 0.2% AND 0.1%
                                          Roadway Express, Inc.                                6,000            141,750
                                          -----------------------------------------------------------------------------

 38 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                 3,300             $   129,360                            1,400             $    54,880
                 5,000                  20,660                            6,000                  24,792
--------------------------------------------------------------------------------------------------------------------
                                       150,020                                                   79,672

                 3,000                 124,200                            1,600                  66,240
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                 4,500                 124,650                            1,200                  33,240
                 1,950                  31,707                            1,925                  31,301
                10,400                   9,304                           26,900                  24,066
                 4,100                 163,098                            1,400                  55,692
                    --                      --                            4,400                  51,537
                11,400                 309,966                            2,900                  78,851
                 4,000                  50,855                            1,000                  12,714
                12,000                  35,873                            6,000                  17,937
                77,000                 133,614                           32,000                  55,528
--------------------------------------------------------------------------------------------------------------------
                                       859,067                                                  360,866

                 4,400                 106,700                            1,600                  38,800
                 4,300                 120,615                            2,000                  56,100
--------------------------------------------------------------------------------------------------------------------
                                       227,315                                                   94,900

                 3,400                  95,710                            1,400                  39,410
--------------------------------------------------------------------------------------------------------------------

                 1,200                  38,688                              500                  16,120
                12,000                  52,573                            5,000                  21,905
--------------------------------------------------------------------------------------------------------------------
                                        91,261                                                   38,025
--------------------------------------------------------------------------------------------------------------------

                 2,900                 146,769                              900                  45,549
--------------------------------------------------------------------------------------------------------------------

                 8,900                 209,595                            2,800                  65,940
--------------------------------------------------------------------------------------------------------------------

                 5,700                 134,662                            2,100                  49,613
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  39

PORTFOLIO OF INVESTMENTS

                                                                                              HORIZON 20+ PORTFOLIO
                                                                                           NUMBER OF
                                                          SECURITY NAME                      SHARES            VALUE

    UTILITIES--1.8%, 1.8% AND 1.2%
    ELECTRIC UTILITIES
                                          AES Corp.*                                           1,800        $   103,734
                                          Avista Corp.                                         5,500             94,875
                                          Black Hills Corp.                                    4,700            179,587
                                          Calpine Corp.*                                       2,000             79,820
                                          Chugoku Electric Power Co., Inc.                     6,800             92,119
                                          Electrabel NPV                                         500            110,218
                                          Endesa SA                                            7,900            141,013
                                          Kyushu Electric Power Co.                           10,300            141,392
                                          OGE Energy Corp.                                     6,700            152,894
                                          Scottish Power PLC                                  14,100             92,589
                                          Shikoku Electric Power Co., Inc.                    10,900            144,946
                                          Tokyo Electric Power Co.                            11,000            240,959
                                          -----------------------------------------------------------------------------
                                                                                                              1,574,146
                                          -----------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $73,330,130, $55,832,806 and
                                          $23,164,391)                                                       68,258,346
                                          -----------------------------------------------------------------------------
    PREFERRED STOCKS--0.2%, 0.1% AND 0.1%

    SERVICE INDUSTRIES
    PRINTING/PUBLISHING
                                          News Corp. Ltd.                                     21,000            181,884
                                          -----------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCK
                                          (Cost $252,861, $103,889 and $54,431)
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost $90,352,296, $89,756,398 and
                                          $54,718,899)(a)                                                   $85,333,233
                                          -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) Based on the cost of investments for federal income tax purposes at January 31, 2001, the unrealized appreciation and depreciation on investments are as follows:

                                                                      HORIZON 20+    HORIZON 10+    HORIZON 5
      -------------------------------------------------------------------------------------------------------------
      Cost of investments for federal income tax purposes             $90,363,009    89,772,204     54,800,741
      -------------------------------------------------------------------------------------------------------------
      Gross unrealized appreciation                                    8,800,610      6,947,321      3,049,493
      -------------------------------------------------------------------------------------------------------------
      Gross unrealized depreciation                                   13,830,386     11,310,182      4,522,428
      -------------------------------------------------------------------------------------------------------------
      Net unrealized depreciation                                     $(5,029,776)   (4,362,861)    (1,472,935)
      -------------------------------------------------------------------------------------------------------------

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $4,381, $1,883 and $1,114 for Horizon 20+, Horizon 10+ and Horizon 5, respectively (0.01%, 0.00% and 0.00% of net assets, respectively). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at January 31, 2001 aggregated $6,211, $2,843 and $1,572 for Horizon 20+, Horizon 10+ and Horizon 5, respectively. These securities may also have certain restrictions as to resale.

 40 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS


            HORIZON 10+ PORTFOLIO                                                  HORIZON 5 PORTFOLIO
             NUMBER OF                                                NUMBER OF
               SHARES                 VALUE                             SHARES                 VALUE

                   600             $    34,578                              800             $    46,104
                 4,500                  77,625                            2,000                  34,500
                 6,000                 229,260                            1,900                  72,599
                 2,200                  87,802                              600                  23,946
                39,300                 532,395                           10,600                 143,598
                   700                 154,305                              200                  44,087
                    --                      --                               --                      --
                12,800                 175,710                               --                      --
                    --                      --                               --                      --
                 3,300                  21,670                           10,000                  65,666
                 6,500                  86,436                           10,200                 135,638
                 5,000                 109,527                            2,300                  50,382
--------------------------------------------------------------------------------------------------------------------
                                     1,509,308                                                  616,520
--------------------------------------------------------------------------------------------------------------------
                                    51,608,920                                               21,585,333
--------------------------------------------------------------------------------------------------------------------


                 8,100                  70,155                            4,400                  38,109
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                   $85,409,343                                              $53,327,806
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  41

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
As of January 31, 2001 (Unaudited)

                                                                             KEMPER HORIZON FUND
                                                           -------------------------------------------------------
                                                           20+ PORTFOLIO         10+ PORTFOLIO         5 PORTFOLIO
ASSETS
Investments in securities, at value
(Cost $90,352,296, $89,756,398, $54,718,899)                $85,333,233           85,409,343           53,327,806
------------------------------------------------------------------------------------------------------------------
Cash                                                                186                  455                  959
------------------------------------------------------------------------------------------------------------------
Foreign currency, at value (Cost $1,184, $438, $863)              1,188                  439                  866
------------------------------------------------------------------------------------------------------------------
Dividend receivable                                              44,041               32,862               15,100
------------------------------------------------------------------------------------------------------------------
Interest receivable                                             227,285              568,227              230,896
------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                  46,618              117,624                7,467
------------------------------------------------------------------------------------------------------------------
Foreign taxes recoverable                                        18,970               17,906                9,186
------------------------------------------------------------------------------------------------------------------
Other assets                                                     10,726                   --                   --
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                 85,682,247           86,146,856           53,592,280
------------------------------------------------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                152,025               77,073               38,258
------------------------------------------------------------------------------------------------------------------
Accrued management fee                                           44,399               44,656               56,402
------------------------------------------------------------------------------------------------------------------
Accrued reorganization costs                                     69,319               56,277               31,152
------------------------------------------------------------------------------------------------------------------
Other accrued expenses and payables                             369,763              416,968              135,226
------------------------------------------------------------------------------------------------------------------
Total liabilities                                               635,506              594,974              261,038
------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                        $85,046,741           85,551,882           53,331,242
------------------------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed (accumulated distributions in excess of)
net investment income                                       $  (136,377)             112,572              109,643
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                (5,019,063)          (4,347,055)          (1,391,093)
------------------------------------------------------------------------------------------------------------------
  Foreign currency related transactions                             101                 (134)                (123)
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                         (1,234,274)          (1,019,991)            (502,378)
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              91,436,354           90,806,490           55,115,193
------------------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                        $85,046,741           85,551,882           53,331,242
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net Assets applicable to shares outstanding               $39,617,477           40,612,461           32,290,356
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                3,609,577            3,941,255            3,145,184
------------------------------------------------------------------------------------------------------------------
  Net Asset Value and redemption price per share            $     10.98                10.30                10.27
------------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (100/94.25 of net asset value)                            $     11.65                10.93                10.90
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net Assets applicable to shares outstanding               $36,340,742           35,756,926           16,614,918
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                3,405,429            3,469,694            1,620,258
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per
  share (subject to contingent deferred sales charge)       $     10.67                10.31                10.25
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net Assets applicable to shares outstanding               $ 8,725,262            9,046,426            4,348,329
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                  820,583              881,300              423,915
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per
  share (subject to contingent deferred sales charge)       $     10.63                10.26                10.26
------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net Assets applicable to shares outstanding               $   363,260              136,069               77,639
------------------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized                   33,083               13,219                7,588
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per
  share                                                     $     10.98                10.29                10.23
------------------------------------------------------------------------------------------------------------------

 42 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Six Months ended January 31, 2001 (Unaudited)

                                                                             KEMPER HORIZON FUND
                                                                ---------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $30,302, $25,517
and $12,910)                                                     $   400,437         280,108         133,062
-------------------------------------------------------------------------------------------------------------
Interest                                                             616,868       1,230,543       1,139,880
-------------------------------------------------------------------------------------------------------------
Total Income                                                       1,017,305       1,510,651       1,272,942
-------------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                                       259,096         260,957         165,910
-------------------------------------------------------------------------------------------------------------
Services to shareholders                                             382,318         271,565         130,248
-------------------------------------------------------------------------------------------------------------
Custodian fee                                                         15,730          16,607           2,470
-------------------------------------------------------------------------------------------------------------
Distribution services fees                                           178,022         175,732          82,260
-------------------------------------------------------------------------------------------------------------
Administrative services fees                                         107,082         108,021          67,863
-------------------------------------------------------------------------------------------------------------
Auditing                                                              11,628          12,153           4,507
-------------------------------------------------------------------------------------------------------------
Legal                                                                  3,363           4,374           1,979
-------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                            7,565           6,869           6,118
-------------------------------------------------------------------------------------------------------------
Reports to shareholders                                               47,791          25,415           8,922
-------------------------------------------------------------------------------------------------------------
Registration fees                                                     28,015          28,551          12,036
-------------------------------------------------------------------------------------------------------------
Reorganization                                                        72,519          58,795          32,272
-------------------------------------------------------------------------------------------------------------
Other                                                                 27,509           5,769           3,464
-------------------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                          1,140,638         974,808         518,049
-------------------------------------------------------------------------------------------------------------
Expense reductions                                                    (2,507)         (3,083)         (2,225)
-------------------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                           1,138,131         971,725         515,824
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (120,826)        538,926         757,118
-------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       (1,107,246)       (922,259)       (334,347)
-------------------------------------------------------------------------------------------------------------
Foreign currency related transactions                                 (2,214)         (1,414)         (1,963)
-------------------------------------------------------------------------------------------------------------
                                                                  (1,109,460)       (923,673)       (336,310)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                           34,750         699,149         732,476
-------------------------------------------------------------------------------------------------------------
Foreign currency related transactions                                  1,481             300             663
-------------------------------------------------------------------------------------------------------------
                                                                      36,231         699,449         733,139
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (1,073,229)       (224,224)        396,829
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                       $(1,194,055)        314,702       1,153,947
-------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  43

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                            KEMPER HORIZON FUND
                             ----------------------------------------------------------------------------------
                                   20+ PORTFOLIO                10+ PORTFOLIO                5 PORTFOLIO
                             --------------------------   -------------------------   -------------------------
                              SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                ENDED                        ENDED                       ENDED
                             JANUARY 31,    YEAR ENDED    JANUARY 31,   YEAR ENDED    JANUARY 31,   YEAR ENDED
                                 2001        JULY 31,        2001        JULY 31,        2001        JULY 31,
                             (UNAUDITED)       2000       (UNAUDITED)      2000       (UNAUDITED)      2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income
(loss)                       $   (120,826)      133,448       538,926     2,051,737       757,118     1,892,314
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investment transactions        (1,109,460)   10,206,507      (923,673)    6,874,370      (336,310)    2,027,832
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on
investment transactions
during the period                  36,231   (14,994,057)      699,449   (10,261,572)      733,139    (3,984,200)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting from
operations                     (1,194,055)   (4,654,102)      314,702    (1,335,465)    1,153,947       (64,054)
---------------------------------------------------------------------------------------------------------------
Distributions to
shareholders:
From net investment income
  Class A                         (83,259)     (562,924)     (299,853)   (1,629,887)     (494,067)   (1,366,181)
---------------------------------------------------------------------------------------------------------------
  Class B                             (45)     (119,247)     (101,093)     (860,606)     (185,661)     (542,274)
---------------------------------------------------------------------------------------------------------------
  Class C                              --            --       (17,759)     (208,199)      (42,722)     (115,922)
---------------------------------------------------------------------------------------------------------------
  Class I                          (2,629)      (17,946)       (1,213)       (4,388)       (1,644)       (6,030)
---------------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                      (3,483,956)   (4,929,133)   (3,119,628)   (6,099,503)   (1,243,090)   (1,631,496)
---------------------------------------------------------------------------------------------------------------
  Class B                      (3,276,529)   (4,487,649)   (2,744,888)   (4,315,787)     (640,228)     (839,414)
---------------------------------------------------------------------------------------------------------------
  Class C                        (771,313)   (1,002,242)     (685,969)   (1,195,997)     (164,699)     (188,565)
---------------------------------------------------------------------------------------------------------------
  Class I                         (28,843)      (72,549)       (9,859)      (14,270)       (2,683)       (5,772)
---------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold      11,297,864    36,488,616     7,926,338    26,427,775     2,340,279    42,448,750
---------------------------------------------------------------------------------------------------------------
Reinvestment of
distributions                   7,557,490    11,068,528     6,832,730    14,074,902     2,710,992     4,595,259
---------------------------------------------------------------------------------------------------------------
Cost of shares redeemed       (19,334,040)  (74,315,895)  (19,446,746)  (66,043,393)  (12,490,418)  (39,846,934)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from Fund Share
transactions                     (478,686)  (26,758,751)   (4,687,678)  (25,540,716)   (7,439,147)    7,197,075
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS                         (9,319,315)  (42,604,543)  (11,353,238)  (41,204,818)   (9,059,994)    2,437,367
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of
period                         94,366,056   136,970,599    96,905,120   138,109,938    62,391,236    59,953,869
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD  $ 85,046,741    94,366,056    85,551,882    96,905,120    53,331,242    62,391,236
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (accumulated
distributions in excess of)
net investment income        $   (136,377)       70,382       112,572        (6,436)      109,643        76,619
---------------------------------------------------------------------------------------------------------------

 44 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         CLASS A
                                           SIX MONTHS                                           FROM
                                            ENDED                                             DECEMBER 29,
                                           JANUARY 31,          YEAR ENDED JULY 31,             1995
              KEMPER HORIZON                 2001        ----------------------------------   TO JULY 31,
              20+ PORTFOLIO                (UNAUDITED)    2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.25        14.01    13.48    12.89     9.72       9.50
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                  .01(a)       .08(a)   .13(a)   .04      .12        .18 (a)
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                   (.21)        (.57)     .44     1.07     3.15        .04
--------------------------------------------------------------------------------------------------------------
Total from net investment income               (.20)        (.49)     .57     1.11     3.27        .22
--------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (.03)        (.13)    (.02)    (.04)    (.10)        --
--------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                              (1.04)       (1.14)    (.02)    (.48)      --         --
--------------------------------------------------------------------------------------------------------------
Total distributions                           (1.07)       (1.27)    (.04)    (.52)    (.10)        --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.98        12.25    14.01    13.48    12.89       9.72
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                           (1.08)**     (3.85)    4.21     9.04    33.90       2.32**(B)
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)   39,617       42,959   63,294   49,276   25,696      8,073
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%)                               2.06*(d)     1.70     1.90     2.00     1.69       1.54*
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
  reductions (%)                               2.05*(d)     1.69     1.90     2.00     1.69       1.48*
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       .23*         .59      .95      .49     1.08       1.51*
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      24*          72       72       44      130        122*
--------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                              SIX MONTHS                                           FROM
                                               ENDED                                             DECEMBER 29,
                                              JANUARY 31,          YEAR ENDED JULY 31,             1995
               KEMPER HORIZON                   2001        ----------------------------------   TO JULY 31,
                20+ PORTFOLIO                 (UNAUDITED)    2000      1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $11.97        13.72    13.28    12.79     9.65       9.50
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    (.04)(a)     (.03)(a)  .03(a)  (.03)       .03      .11 (a)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                         (.22)        (.55)     .43     1.00     3.15        .04
-----------------------------------------------------------------------------------------------------------------
Total from net investment income                  (.26)        (.58)     .46      .97     3.18        .15
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             --         (.03)      --       --     (.04)        --
-----------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                 (1.04)       (1.14)    (.02)    (.48)      --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                              (1.04)       (1.17)    (.02)    (.48)    (.04)        --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.67        11.97    13.72    13.28    12.79       9.65
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              (1.59)**     (4.68)    3.55     7.98    33.01       1.58**(B)
-----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)      36,341       41,347   59,209   50,253   32,159      8,431
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%)                                  2.83*(d)     2.54     2.61     2.79     2.47       2.32*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
  reductions (%)                                  2.83*(d)     2.54     2.61     2.79     2.47       2.26*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.55)*       (.25)     .24     (.30)     .30        .73*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         24*          72       72       44      130        122*
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                               SIX MONTHS                                         FROM
                                                ENDED                                           DECEMBER 29,
                                               JANUARY 31,         YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                    2001        --------------------------------   TO JULY 31,
                20+ PORTFOLIO                  (UNAUDITED)   2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $11.92      13.70    13.29    12.80     9.67       9.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     (.04)(a)   (.08)(a) (.01)(a) (.05)     .04        .13 (a)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          (.21)      (.56)     .44     1.02     3.13        .04
----------------------------------------------------------------------------------------------------------------
Total from net investment income                   (.25)      (.64)     .43      .97     3.17        .17
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              --         --       --       --     (.04)        --
----------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                    (1.04)     (1.14)    (.02)    (.48)      --         --
----------------------------------------------------------------------------------------------------------------
Total distributions                               (1.04)     (1.14)    (.02)    (.48)    (.04)        --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.63      11.92    13.70    13.29    12.80       9.67
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                               (1.51)**   (5.07)    3.24     7.97    32.80       1.79**(B)
----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        8,725      9,677   13,156    9,310    3,948        798
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
   reductions (%)                                  2.85*(d)   2.93     2.88     3.03     2.48       2.29*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
   reductions (%)                                  2.84*(d)   2.93     2.88     3.03     2.48       2.23*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (.57)*     (.64)    (.03)    (.54)     .29        .76*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          24*        72       72       44      130        122*
----------------------------------------------------------------------------------------------------------------

                                                                           CLASS I
                                               SIX MONTHS                                         FROM
                                                ENDED                                           APRIL 6,
                                               JANUARY 31,         YEAR ENDED JULY 31,            1996
               KEMPER HORIZON                    2001        --------------------------------   TO JULY 31,
                20+ PORTFOLIO                  (UNAUDITED)   2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $12.30      14.16    13.62    12.96     9.73      10.03
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      .05(a)     .16(a)   .27(a)   .17      .19        .07
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          (.23)      (.60)     .46     1.09     3.17       (.37)
---------------------------------------------------------------------------------------------------------------
Total from net investment income                   (.18)      (.44)     .73     1.26     3.36       (.30)
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.10)      (.28)    (.17)    (.12)    (.13)        --
---------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                    (1.04)     (1.14)    (.02)    (.48)      --         --
---------------------------------------------------------------------------------------------------------------
Total distributions                               (1.14)     (1.42)    (.19)    (.60)    (.13)        --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.98      12.30    14.16    13.62    12.96       9.73
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                   (.87)**   (3.47)    5.43    10.29    34.84      (2.99)**(B)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          363        382    1,312    1,237      870        949
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%)                                   1.37*(d)   1.09      .84      .85     1.04        .79*
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
  reductions (%)                                   1.27*(d)   1.08      .84      .85     1.04        .73*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          1.00*      1.23     2.01     1.64     1.73       2.32*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          24*        72       72       44      130        122*
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                        CLASS A
                                           SIX MONTHS                                          FROM
                                             ENDED                                           DECEMBER 29,
                                           JANUARY 31,          YEAR ENDED JULY 31,            1995
              KEMPER HORIZON                 2001        ---------------------------------   TO JULY 31,
              10+ PORTFOLIO                (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $11.22      12.79    12.49    12.01     9.60       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                   .09(a)     .26(a)   .31(a)   .24      .25        .20 (a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                    (.08)      (.36)     .35      .87     2.36       (.04)
-------------------------------------------------------------------------------------------------------------
Total from net investment income                 .01       (.10)     .66     1.11     2.61        .16
-------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                         (.08)      (.34)    (.25)    (.22)    (.20)      (.06)
-------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                  (.85)     (1.13)    (.11)    (.41)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                             (.93)     (1.47)    (.36)    (.63)    (.20)      (.06)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.30      11.22    12.79    12.49    12.01       9.60
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              .48**     (.94)    5.37     9.75    27.43       1.70**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)    40,612     46,622   72,534   58,101   27,476      9,338
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.70*(e)   1.52     1.46     1.48     1.51       1.52*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.69*(e)   1.51     1.46     1.48     1.51       1.48*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       1.66*      2.13     2.47     2.26     2.36       2.40*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       29*        61       64       37      126         87*
-------------------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                           SIX MONTHS                                          FROM
                                             ENDED                                           DECEMBER 29,
                                           JANUARY 31,          YEAR ENDED JULY 31,            1995
              KEMPER HORIZON                 2001        ---------------------------------   TO JULY 31,
              10+ PORTFOLIO                (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $11.21      12.78    12.48    12.00     9.60       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                   .04(a)     .15(a)   .20(a)   .15      .16        .17 (a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                    (.06)      (.36)     .35      .86     2.35       (.04)
-------------------------------------------------------------------------------------------------------------
Total from net investment income                (.02)      (.21)     .55     1.01     2.51        .13
-------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                         (.03)      (.23)    (.14)    (.12)    (.11)      (.03)
-------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                  (.85)     (1.13)    (.11)    (.41)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                             (.88)     (1.36)    (.25)    (.53)    (.11)      (.03)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.31      11.21    12.78    12.48    12.00       9.60
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                              .19**    (1.83)    4.46     8.85    26.25       1.38**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)    35,757     40,199   51,365   42,522   29,602      8,622
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  2.46*(e)   2.44     2.34     2.36     2.36       2.30*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  2.45*(e)   2.43     2.34     2.36     2.36       2.26*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        .90*      1.25     1.59     1.38     1.51       1.62*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       29*        61       64       37      126         87*
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                               SIX MONTHS                                         FROM
                                                ENDED                                           DECEMBER 29,
                                               JANUARY 31,         YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                    2001        --------------------------------   TO JULY 31,
                10+ PORTFOLIO                  (UNAUDITED)   2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $11.17      12.73    12.44    11.98     9.60       9.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      .04(a)     .13(a)   .18(a)   .14      .14        .17  (a)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          (.08)      (.35)     .35      .87     2.34       (.04)
----------------------------------------------------------------------------------------------------------------
Total from net investment income                   (.04)      (.22)     .53     1.01     2.48        .13
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.02)      (.21)    (.13)    (.14)    (.10)      (.03)
----------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                                     (.85)     (1.13)    (.11)    (.41)      --         --
----------------------------------------------------------------------------------------------------------------
Total distributions                                (.87)     (1.34)    (.24)    (.55)    (.10)      (.03)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.26      11.17    12.73    12.44    11.98       9.60
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                 .01**    (1.90)    4.29     8.83    25.97       1.39**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        9,046      9,964   14,034   10,697    5,921        850
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                2.52*(e)   2.59     2.50     2.39     2.61       2.27*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                2.51*(e)   2.59     2.50     2.39     2.61       2.23*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           .84*      1.09     1.43     1.35     1.26       1.65*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          29*        61       64       37      126         87*
----------------------------------------------------------------------------------------------------------------

                                                                          CLASS I
                                               SIX MONTHS                                          FROM
                                                ENDED                                            APRIL 8,
                                               JANUARY 31,          YEAR ENDED JULY 31,            1996
               KEMPER HORIZON                    2001        ---------------------------------   TO JULY 31,
                10+ PORTFOLIO                  (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $11.21       12.76    12.46    11.97     9.57       9.83
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      .11(a)      .31(a)   .36(a)   .35      .26        .09  (a)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          (.08)       (.35)     .36      .84     2.40       (.26)
----------------------------------------------------------------------------------------------------------------
Total from net investment income                    .03        (.04)     .72     1.19     2.66       (.17)
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.10)       (.38)    (.31)    (.29)    (.26)      (.09)
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                     (.85)      (1.13)    (.11)    (.41)      --         --
----------------------------------------------------------------------------------------------------------------
Total distributions                                (.95)      (1.51)    (.42)    (.70)    (.26)      (.09)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.29       11.21    12.76    12.46    11.97       9.57
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                    .71**      (.46)    5.86    10.47    28.09      (1.74)**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          136         121      177      367      401        102
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                1.86*(e)    1.09     1.07      .99     1.06        .77*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                1.22*(e)    1.08     1.07      .99     1.06        .73*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.12*       2.56     3.10     2.75     2.81       3.21*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          29*         61       64       37      126         87*
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS A
                                               SIX MONTHS                                          FROM
                                                  ENDED                                          DECEMBER 29,
                                               JANUARY 31,          YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                      2001      ---------------------------------   TO JULY 31,
                 5 PORTFOLIO                   (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $10.60       11.31    11.26    11.06     9.57       9.50
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      .16(a)      .33(a)   .38(a)   .35      .34        .25  (a)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                           .06        (.30)     .17      .47     1.45       (.07)
-----------------------------------------------------------------------------------------------------------------
Total from net investment income                    .22         .03      .55      .82     1.79        .18
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.15)       (.34)    (.38)    (.35)    (.30)      (.11)
-----------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                   (.40)       (.40)    (.12)    (.27)      --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                (.55)       (.74)    (.50)    (.62)    (.30)      (.11)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.27       10.60    11.31    11.26    11.06       9.57
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                2.28**       .37     4.94     7.74    19.02       1.84**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)       32,290      39,098   29,714   26,449   11,832      4,411
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                     1.46*       1.59     1.54     1.64     1.51       1.53*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions(%)      1.45*       1.58     1.54     1.64     1.51       1.48*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          2.99*       3.00     3.34     3.28     3.30       3.20*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          26*         72       58       43      150         57*
-----------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                              SIX MONTHS                                          FROM
                                                 ENDED                                          DECEMBER 29,
                                              JANUARY 31,          YEAR ENDED JULY 31,            1995
               KEMPER HORIZON                     2001      ---------------------------------   TO JULY 31,
                 5 PORTFOLIO                  (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $10.59       11.31    11.28    11.06     9.57       9.50
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .11(a)      .24(a)   .30(a)   .30      .27        .21  (a)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                          .06        (.29)     .16      .47     1.44       (.07)
----------------------------------------------------------------------------------------------------------------
Total from net investment income                   .17        (.05)     .46      .77     1.71        .14
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (.11)       (.27)    (.31)    (.28)    (.22)      (.07)
----------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                                  (.40)       (.40)    (.12)    (.27)      --         --
----------------------------------------------------------------------------------------------------------------
Total distributions                               (.51)       (.67)    (.43)    (.55)    (.22)      (.07)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.25       10.59    11.31    11.28    11.06       9.57
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                               1.80**      (.49)    4.24     7.27    18.15       1.44**(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)      16,615      18,643   24,454   23,669   15,632      5,705
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                    2.23*(f)    2.34     2.20     2.17     2.15       2.31*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions                                        2.23*(f)    2.33     2.20     2.17     2.15       2.26*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         2.21*       2.23     2.68     2.75     2.66       2.42*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         26*         72       58       43      150         57*
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                        CLASS C
                                           SIX MONTHS                                          FROM
                                            ENDED                                            DECEMBER 29,
                                           JANUARY 31,          YEAR ENDED JULY 31,            1995
              KEMPER HORIZON                 2001        ---------------------------------   TO JULY 31,
               5 PORTFOLIO                 (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $10.58       11.30    11.27    11.07     9.57       9.50
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                  .11(a)      .23(a)   .28(a)     .28    .28        .21 (a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                    .07        (.30)     .18      .47     1.43       (.07)
-------------------------------------------------------------------------------------------------------------
Total from net investment income                .18        (.07)     .46      .75     1.71        .14
-------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (.10)       (.25)    (.31)    (.28)    (.21)      (.07)
-------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                               (.40)       (.40)    (.12)    (.27)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                            (.50)       (.65)    (.43)    (.55)    (.21)      (.07)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.26       10.58    11.30    11.27    11.07       9.57
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                            1.90**      (.63)    4.20     7.10    18.13       1.45**(B)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)    4,348       4,486    5,620    5,006    3,108        614
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%)                               2.18*(f)    2.49     2.39     2.18     2.16       2.28*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
  reductions (%)                               2.18*(f)    2.49     2.39     2.18     2.16       2.23*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      2.26*       2.08     2.49     2.74     2.65       2.45*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      26*         72       58       43      150         57*
-------------------------------------------------------------------------------------------------------------

                                                                        CLASS I
                                           SIX MONTHS                                          FROM
                                            ENDED                                            APRIL 8,
                                           JANUARY 31,          YEAR ENDED JULY 31,            1996
              KEMPER HORIZON                 2001        ---------------------------------   TO JULY 31,
               5 PORTFOLIO                 (UNAUDITED)    2000     1999     1998     1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $10.59       11.31    11.28    11.06     9.58       9.69
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                  .16(a)      .35(a)   .41(a)     .41    .32        .08 (a)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                    .05        (.28)     .18      .47     1.49       (.11)
-------------------------------------------------------------------------------------------------------------
Total from net investment income                .21         .07      .59      .88     1.81       (.03)
-------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (.17)       (.39)    (.44)    (.39)    (.33)      (.08)
-------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
    transactions                               (.40)       (.40)    (.12)    (.27)      --         --
-------------------------------------------------------------------------------------------------------------
Total distributions                            (.57)       (.79)    (.56)    (.66)    (.33)      (.08)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.23       10.59    11.31    11.28    11.06       9.58
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                               2.12**       .61     5.47     8.29    19.27       (.31)**(B)
-------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)       78         164      165      211      128        101
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
  reductions (%)                               1.89*(f)    1.32     1.13     1.03     1.20        .78*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
  reductions (%)                               1.18*(f)    1.32     1.13     1.03     1.20        .73*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      3.28*       3.26     3.75     3.89     3.61       4.11*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      26*         72       58       43      150         57*
-------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 2.01%, 2.72%, 2.75% and 1.07% for Class A, B, C and I, respectively, and after expense reductions were 2.00%, 2.72%, 2.75% and 1.06% for Class A, B, C and I, respectively.

FINANCIAL HIGHLIGHTS

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.65%, 2.37%, 2.44% and 1.03% for Class A, B, C and I, respectively, and after expense reductions were 1.65%, 2.37%, 2.43% and 1.03% for Class A, B, C and I, respectively.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.43%, 2.14%, 2.07%, and .87% for Class A, B, C and I, respectively, and after expense reductions were 1.42%, 2.14%, 2.07%, and .87% for Class A, B, C and I, respectively.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Horizon Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund consists of three investment portfolios
                             ("Portfolios") designed for investors with different investment objectives. The three
                             Portfolios are Kemper Horizon 20+, Kemper Horizon
                             10+ and Kemper Horizon 5. Each Portfolio offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.
                             Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class specific arrangements.

                             Each Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made as follows: annually for Kemper Horizon 20+ , semiannually for Kemper Horizon 10+ and quarterly for Kemper Horizon
                             5. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as

NOTES TO FINANCIAL STATEMENTS

                             soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2    PURCHASE AND
     SALES OF SECURITIES     For the six months ended January 31, 2001,
                             investment transactions (excluding short-term instruments) are as follows:

                                                                                    PURCHASES    PROCEEDS FROM SALES
                                                                                    ---------    -------------------
                                       Kemper Horizon 20+                          $10,429,860      $ 19,196,013
                                       Kemper Horizon 10+                           12,865,155        23,414,833
                                       Kemper Horizon 5                              7,401,734        15,759,011

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. Each Portfolio has a
                             management agreement with Zurich Scudder
                             Investments, Inc., formerly Scudder Kemper
                             Investments, Inc., ("ZSI" or the "Advisor"). Under the management agreement each Portfolio pays a monthly investment management fee of 1/12 of the annual rate of .58% for the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. Management fees for the six months ended
                             January 31, 2001 are as follows:

                                                                                     MANAGEMENT FEE   EFFECTIVE RATE
                                                                                     --------------   --------------
                                       Kemper Horizon 20+ Portfolio                     $259,096         58%
                                       Kemper Horizon 10+ Portfolio                      260,957         58%
                                       Kemper Horizon 5 Portfolio                        165,910         58%

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Each Portfolio has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of each Portfolio's Class A shares for the six months ended January 31, 2001 are as follows:

                                                                                                     COMMISSIONS
                                                                                                   RETAINED BY KDI
                                                                                                   ---------------
                                       Kemper Horizon 20+                                              $1,864
                                       Kemper Horizon 10+                                               3,219
                                       Kemper Horizon 5                                                 3,230

                             For services under the distribution services agreement, each Portfolio pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC related to Class B and Class C shares for the six months ended January 31, 2001 are as follows:

                                                                            DISTRIBUTIONS FEES AND      UNPAID AT
                                                                             CDSC RECEIVED BY KDI    JANUARY 31, 2001
                                                                            ----------------------   ----------------
                                       Kemper Horizon 20+                          $255,862              $23,795
                                       Kemper Horizon 10+                           230,610               64,974
                                       Kemper Horizon 5                             110,776               31,322

                             ADMINISTRATIVE SERVICES AGREEMENT. Each Portfolio has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of portfolio accounts the firms

NOTES TO FINANCIAL STATEMENTS

                             service. Administrative services fees (ASF) paid for the six months ended January 31, 2001 are as follows:

                                                                                    ASF PAID BY
                                                                                   THE PORTFOLIOS       UNPAID AT
                                                                                       TO KDI        JANUARY 31, 2001
                                                                                   --------------    ----------------
                                       Kemper Horizon 20+                             $107,082           $ 3,168
                                       Kemper Horizon 10+                              108,021            78,142
                                       Kemper Horizon 5                                 67,863             3,753

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a Services Agreement with the Portfolios' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of each Portfolio. Under the agreement, KSvC received shareholder services fees as follows for the six months ended January 31, 2001:

                                                                                    FEES PAID BY
                                                                                   THE PORTFOLIOS       UNPAID AT
                                                                                      TO KSVC        JANUARY 31, 2001
                                                                                   --------------    ----------------
                                       Kemper Horizon 20+                             $241,423           $195,418
                                       Kemper Horizon 10+                              174,988            155,708
                                       Kemper Horizon 5                                106,507             36,812

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Portfolios are also officers or directors of the Advisor. During the six months ended January 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $20,552 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Portfolio:

                              KEMPER HORIZON 20+ PORTFOLIO

                                                                  SIX MONTHS ENDED
                                                                  JANUARY 31, 2001       YEAR ENDED JULY 31, 2000
                                                               ----------------------    -------------------------
                                                                SHARES      AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                 513,660   $ 6,120,342     1,445,918   $ 19,120,555
                                       ---------------------------------------------------------------------------
                                        Class B                 314,478     3,615,679       906,715     11,672,277
                                       ---------------------------------------------------------------------------
                                        Class C                 121,421     1,392,310       339,571      4,385,920
                                       ---------------------------------------------------------------------------
                                        Class I                   3,346        37,283        12,028        163,184
                                       ---------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 345,046     3,553,990       428,692      5,465,820
                                       ---------------------------------------------------------------------------
                                        Class B                 320,709     3,213,462       361,509      4,529,711
                                       ---------------------------------------------------------------------------
                                        Class C                  76,009       758,568        78,475        982,505
                                       ---------------------------------------------------------------------------
                                        Class I                   3,059        31,470         7,081         90,492
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (766,932)   (9,116,378)   (2,973,737)   (38,702,549)
                                       ---------------------------------------------------------------------------
                                        Class B                (674,541)   (7,827,308)   (2,036,727)   (26,093,581)
                                       ---------------------------------------------------------------------------
                                        Class C                (188,409)   (2,203,985)     (567,049)    (7,291,040)
                                       ---------------------------------------------------------------------------
                                        Class I                  (4,399)      (54,119)      (80,740)    (1,082,045)
                                       ---------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  10,536   $   132,250        88,248   $  1,146,680
                                       ---------------------------------------------------------------------------
                                        Class B                 (10,793)     (132,250)      (89,930)    (1,146,680)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS        $  (478,686)                $(26,758,751)
                                       ---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                              KEMPER HORIZON 10+ PORTFOLIO

                                                                 SIX MONTHS ENDED
                                                                 JANUARY 31, 2001        YEAR ENDED JULY 31, 2000
                                                              -----------------------    -------------------------
                                                               SHARES       AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                418,387   $  4,605,121     1,193,942   $ 14,355,592
                                       ---------------------------------------------------------------------------
                                        Class B                216,586      2,372,428       693,778      8,364,390
                                       ---------------------------------------------------------------------------
                                        Class C                 74,386        810,135       254,733      3,081,857
                                       ---------------------------------------------------------------------------
                                        Class I                  2,089         22,941         2,012         23,897
                                       ---------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                343,037      3,358,328       661,220      7,634,399
                                       ---------------------------------------------------------------------------
                                        Class B                283,202      2,775,483       437,593      5,052,329
                                       ---------------------------------------------------------------------------
                                        Class C                 70,476        687,849       119,005      1,369,520
                                       ---------------------------------------------------------------------------
                                        Class I                  1,133         11,070         1,621         18,654
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (984,898)   (10,925,558)   (3,422,158)   (40,404,718)
                                       ---------------------------------------------------------------------------
                                        Class B               (604,191)    (6,657,341)   (1,516,575)   (18,058,530)
                                       ---------------------------------------------------------------------------
                                        Class C               (155,772)    (1,739,632)     (583,606)    (6,898,732)
                                       ---------------------------------------------------------------------------
                                        Class I                   (766)        (8,502)       (6,716)       (79,374)
                                       ---------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 10,389        115,713        49,720        602,039
                                       ---------------------------------------------------------------------------
                                        Class B                (10,405)      (115,713)      (49,824)      (602,039)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS       $ (4,687,678)                $(25,540,716)
                                       ---------------------------------------------------------------------------

                              KEMPER HORIZON 5 PORTFOLIO

                                                                  SIX MONTHS ENDED
                                                                  JANUARY 31, 2001       YEAR ENDED JULY 31, 2000
                                                               ----------------------    -------------------------
                                                                SHARES      AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                 101,135   $ 1,024,536     2,950,704   $ 38,267,043
                                       ---------------------------------------------------------------------------
                                        Class B                  77,391       811,305       273,134      3,012,223
                                       ---------------------------------------------------------------------------
                                        Class C                  31,056       325,751        97,246      1,069,770
                                       ---------------------------------------------------------------------------
                                        Class I                     807         8,230         5,007         53,931
                                       ---------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 171,777     1,715,120       273,679      2,965,108
                                       ---------------------------------------------------------------------------
                                        Class B                  78,944       786,133       121,624      1,317,362
                                       ---------------------------------------------------------------------------
                                        Class C                  20,642       205,414        27,816        300,989
                                       ---------------------------------------------------------------------------
                                        Class I                     431         4,325         1,090         11,800
                                       ---------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (830,979)   (8,747,135)   (2,658,558)   (28,947,404)
                                       ---------------------------------------------------------------------------
                                        Class B                (280,579)   (2,934,389)     (301,804)    (8,627,009)
                                       ---------------------------------------------------------------------------
                                        Class C                 (51,644)     (542,267)     (198,440)    (2,170,690)
                                       ---------------------------------------------------------------------------
                                        Class I                  (9,115)      (96,170)       (5,178)       (56,048)
                                       ---------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  15,237   $   170,457       494,816         45,783
                                       ---------------------------------------------------------------------------
                                        Class B                 (15,235)     (170,457)     (494,816)       (45,783)
                                       ---------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS        $(7,439,147)                $  7,197,075
                                       ---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            Each Portfolio has entered into arrangements with
                             its custodian and transfer agent whereby credits
                             realized as a result of uninvested cash balances
                             were used to reduce a portion of the Portfolio's
                             expenses. During the period, the Portfolio's
                             custodian and transfer agent fees were reduced by:

                                                     CUSTODIAN   TRANSFER AGENT
                                                     ---------   --------------
                              Kemper Horizon 20+        $267          $1,915
                              Kemper Horizon 10+         342           1,924
                              Kemper Horizon 5           259           1,226

--------------------------------------------------------------------------------

6    LINE OF CREDIT          Each Portfolio and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    PLAN OF
     REORGANIZATION          On November 29, 2000 the Trustees of the Fund
                             approved an Agreement and Plan of Reorganization
                             (the "Reorganization") between the Fund and the Kemper Total Return Fund, pursuant to which Kemper
                             Total Return Fund would acquire all or
                             substantially all of the assets and liabilities of the Fund in exchange for shares of the Kemper Total
                             Return Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this restructuring initiative are being borne jointly by the Advisor and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $1,882 ($325 for Kemper Horizon
                             20+ -- Class I, $817 for Kemper 10+ -- Class I and
                             $740 for Kemper 5 -- Class I) of such costs. The
                             Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Horizon Fund will become a shareholder of the Kemper Total Return Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper Total Return Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Chairperson, Trustee and          Vice President and                Assistant Secretary
Vice President                    Assistant Secretary
                                                                    BRENDA LYONS
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Treasurer
Vice President                    Treasurer
ARTHUR R. GOTTSCHALK              KATHRYN L. QUIRK
Trustee                           Vice President
FREDERICK T. KELSEY               LINDA J. WONDRACK
Trustee                           Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


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Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Horizon Fund prospectus.
KHF - 3 (3/28/01) 7766